[GUVETT FUNDS LOGO]

ANNUAL REPORT
December 31, 1999

CONTENTS

LETTER TO THE SHAREHOLDERS                   1

PORTFOLIO MANAGEMENT REVIEW AND
SCHEDULE OF INVESTMENTS                      2

FINANCIAL STATEMENTS                        20

January 03, 2000

To Govett Funds Investors:

1999 was generally a much-improved environment for international and global investors. The markets have been encouraged by improved prospects for a period of relatively coordinated global growth. There were strong results in the Emerging Markets and steady positive returns in developed markets

We were generally pleased with the results posted in the Govett Funds.

The Govett Emerging Markets Equity Fund share price on December 31, 1999 was $13.54 versus $7.96 a year earlier. The total return was 70.10% versus a return in the MSCI Global Emerging Markets Index of 68.92%

The Govett International Smaller Companies Fund Class I share price on December 31, 1999 was $14.85 versus $10.00 a year ear-lier. Capital gain distributions of $0.6928 were paid during the year. The total return was 55.51% versus a return in the MSCI World Small Cap Ex-U.S. Index of 18.39%

The Govett Smaller Companies Fund share price on December 31, 1999 was $28.69 versus $16.85 a year earlier. The total return was 70.27% versus a return in the Russell 2000 Index of 21.26%.

The Govett International Equity Class A Fund share price on December 31, 1999 was $12.72 versus $11.17 a year earlier. Capital gain distributions of $1.4953 were paid during the year. The total return was 27.95% versus a return in the MSCI EAFE Index of 27.29%

The Govett Global Income Fund share price on December 31, 1999 was $7.13 versus $8.07 a year earlier. Income distributions of $0.30 were paid during the year. The total return was -8.06% versus a return in the Salomon Smith Barney World Government Bond Index of -4.27%.

In terms of delivering overall results to our shareholders, we are seeking to improve further in areas that relate to operating expenses. While we have made good progress in reducing overall expenses in recent years, we still need to do more.

In the very near future, you will receive proposals approved by your independent Directors recommending a plan of reorganization of the Govett Funds with the ARK Funds, which are managed by an affiliate of AIB Govett, Inc. Please read the proposals carefully, including the objectives being sought to improve shareholder results.

I am convinced that our proposals are going to be beneficial to shareholders in the near and long term.

Thank you for investing with us.

/S/ Keith E. Mitchell
Keith E. Mitchell
President and Managing Director
AIB Govett, Inc.
__________________

Past performance is no guarantee of future results, and the investment return and principal value of an investment in a Fund will fluctuate, so that an Investor's shares, when redeemed, may be worth more or less than the original cost.

Each index is a broad-based, unmanaged index considered to reflect the performance of the relevant markets and is not available for direct investment.

Govett Funds are distributed by PFPC, Inc., 4400 Computer Drive, Westborough, MA 01581 (8/99)

Investors should be aware that investing internationally poses special risks, such as currency fluctuations, economic and political risks and risks not associated with domestic securities. See current prospectus for details.

Investors should be aware that investing in the Smaller Companies Fund and the International Smaller Companies Fund can pose special risks related to the rela-tively small size of the companies in which they invest. See current prospectus for details.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus for each Fund.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the FDIC, the Federal Reserve or any other agency.

PORTFOLIO MANAGEMENT REVIEW

Govett Emerging Markets Equity Fund

Market Conditions During The Year Ended
December 31, 1999
The year 1999 saw a strong out performance by the emerging markets asset class, as it embarked on a recovery path, which began in the fourth quarter of 1998. Asian markets led the recovery, with the strongest performances from Malaysia, Korea, Taiwan and India. Performance was driven by an economic recovery which surpassed previous expectations, prompting upward revisions to forecasts. The relative strength of the yen against the US$ and the pick up in the Japanese economy was also positive for the region, particularly for Taiwanese and Korean exports.

After some spectacular gains in the first half of 1999, emerging markets consolidated over the summer months as doubts over the sustainability of the global economic recovery surfaced. In particular, investors were cautious of how the global economic picture would be affected by US monetary policy and Y2K related issues.

However, such concerns proved short lived and emerging markets regained strong upward momentum in the final months of the year. Once again, the Turkish market led the way, more than doubling in the final quarter of the year and up over 250% for 1999 as a whole in US$ terms. The catalyst was the announcement of a long awaited structural adjustment program, supported by the IMF. This, together with the accompanying exchange rate regime, gives Turkey the best opportunity to beat years of structurally high inflation. Strong performances were also seen from Brazil and Mexico, driven by a positive flow of economic news and, in Mexico's case, above consensus earnings announcements from the market's biggest companies.

Fund Performance
For the year ended December 31, 1999, total return at NAV on Class A Retail Shares of the Fund was 70.10%, compared to 68.92% for the Morgan Stanley Capital International (MSCI) Global Emerging Markets index.

The Fund performed well relative to its peers, helped in particular by a heavy overweight position in Turkey. An overweighting to Asia, particularly the emphasis on the better performing markets of Malaysia, Korea and Taiwan and to the main Latin American markets of Mexico and Brazil, also helped performance.

In Central Europe, the Polish weighting was significantly reduced against a background of increasing economic and political concerns leaving investment more concentrated on Hungary, which performed well. After a strong first half performance, most of the Greek investment was sold, as valuations remained stretched.

Current Strategy & Outlook for 2000
We remain confident that emerging markets will perform strongly again this year. Strengthening commodity prices indicate robust conditions in the US and ongoing recovery in Japan and Europe. Global growth is accelerating while inflation remains subdued, despite stronger oil prices. The momentum of the world economy is self sustaining, providing that inflation is kept low and, so far, the signs are positive.

After a strong return from Asian markets in 1999, the prospects for Asia remain positive with economic recovery remaining in place, led by manufacturing and exports. Recent data has shown year on year quarterly GDP growth of over 12% in South Korea and 7% in Taiwan. Asia's economic recovery is expected to broaden in 2000, with stronger consumer spending and the investment cycle stabilizing. An earnings recovery is also underway and current forecasts may prove conservative as the year progresses. We remain overweight the region with emphasis on in the North East Asian markets of Taiwan and Korea, which have the added advantage of having some of the lowest correlations with the US equity market.

Latin America is expected join the Asian growth recovery story of 1999 in 2000, with regional GDP forecast to grow 3.7%. Brazil and Mexico remain the preferred markets although there are now reasons to look more closely at the smaller Latin American markets, specifically Argentina and Chile.

The investment opportunities in the EMEA markets continue to offer scope for further appreciation, based on fundamental assessment of their business prospects, the macroeconomic convergence theme and the increasing integration of future entrants into the European Union. The prospects for Turkey and South Africa appear positive on the back of lower inflation and interest rates and, in South Africa's case, a supportive commodities cycle.

              Fund's Regional Allocation
Percentage of Fund's Total Net Assets as of December 31, 1999
     Developed Markets                  Percent (%)
     Asia                               46.3%
     Latin America                      31.7%
     Europe, Middle East & Africa       20.2%
     Other                               1.8%

1/7/92 - 12/31/99 Change in Value of a $10,000 Investment in Govett Emerging
                  Markets Equity Fund vs. MSCI Emerging Markets Index

                               [GRAPHIC OMITTED]

Emerging Markets Equity

PLOT POINTS
                    MSCI Emerging Markets        Emerging NAV
     01/07/1992     10,000                       10,000
     Jun-92         10,561                       11,030
     Dec-92         10,456                       10,720
     Jun-93         11,847                       13,080
     Dec-93         17,646                       19,267
     Jun-94         16,388                       16,796
     Dec-94         17,457                       16,829
     Jun-95         18,315                       15,968
     Dec-95         15,851                       15,510
     Jun-96         17,664                       17,360
     Dec-96         16,801                       17,384
     Jun-97         19,826                       20,158
     Dec-97         14,542                       15,577
     Jun-98         11,900                       12,571
     Dec-98         11,166                       10,252
     Jun-99         13,248                       12,877
     Dec-99         18,881                       17,438

          Fund's Average Annual                  At Net
          Total Return                         Asset Value
          One Year                               70.10%
          Three Year                              0.11%
          Five Year                               0.72%
          Since Inception (1/7/92)                7.21%

This graph compares the Fund's performance with the MSCI Emerging Markets Index, a broad-based unmanaged index that represents the general performance of equity markets. Total returns for the Fund at NAV and the index include reinvestment of all dividends and capitalizations. The index does not include commissions or fees that an investor purchasing the securities in the index would pay. The total return line for the index does not include operating expenses (such as transactions costs, management fees and sales charges) that reduce returns. Past performance is no guarantee of future results, and the investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Although the investment characteristics of the index are similar to those of the Fund, the securities owned by the Fund and those composing the index are likely to be different, and any securities that the Fund and the index have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in the index.

Govett Emerging Markets Equity Fund
Schedule of Investments
December 31, 1999

      Shares                  Description                   Value
                                                         (See Note 1)
                     Common Stocks - 84.1%
                     Brazil - 5.0%
      10,600              Companhia Cervejaria Brahma
                            ADR .......................... $ 148,400
       4,820              Pao de Acucar GDR ..............   155,746
       1,610              Telebras .......................   206,885
   4,202,465              Telesp Participacoes ...........   101,892
       9,600              Unibanco GDR ...................   289,200
                                                           ---------
                                                             902,123
                                                           ---------
                     China - 0.4%
       6,000              Huaneng Power International
                            ADR* .........................    63,375
                                                           ---------
                     Czech Republic - 0.9%
      15,830              Ceska Sporitelna ...............    72,463
       5,765              SPT Telekom* ...................    92,823
                                                           ---------
                                                             165,286
                                                           ---------
                     Greece - 0.4%
       5,000              Panafon ........................    67,202
                                                           ---------
                     Hong Kong - 4.3%
      39,000              China Telecom ..................   243,828
      12,600         HSBC Holdings .......................   176,677
      16,000         Hutchison Whampoa ...................   232,585
      57,000         New World Development ...............   128,321
                                                           ---------
                                                             781,411
                                                           ---------
                     Hungary - 2.5%
       1,392              Gedeon Richter GDR .............    91,350
       8,684              Magyar Tavkozlesi Rt. ADR ......   312,624
         895              OTP Bank GDR ...................    52,134
                                                           ---------
                                                             456,108
                                                           ---------
                     India - 4.7%
      10,493              Hindalco Industries ............   194,181
       4,550              Hindustan Lever ................   235,345
       3,300              ITC ............................    50,448
          98              Larsen & Toubro ................     1,252
      35,000              Manhanagar Telephone ...........   155,287
       2,850              NIIT ...........................   217,226
         550              Reliance Industries ............    2,955
                                                           ---------
                                                             856,694
                                                           ---------
                     Korea - 16.1%
       7,047              Housing & Commercial Bank ......   223,419
       6,322              Hyundai Motor Co. Ltd. .........   100,217
          10              Korea Electric Power ...........       310
      11,000              Korea Telecom ..................   822,250
      11,066              L.G Chemical ...................   349,863
       4,640              Pohang Iron & Steel ............   529,517
       8,300              Samsung Corp. ..................   124,262


See accompanying notes to the financial statements.

      Shares                  Description                   Value
                                                         (See Note 1)
                     Korea - (continued)
       3,224              Samsung Electronics ............ $ 755,248
                                                           ---------
                                                           2,905,086
                                                           ---------
                     Malaysia - 4.9%
     109,000              Commerce Asset Holding .........   279,667
      67,000              Perusahaan Otomobil Nasional ...   130,472
     105,000              Resorts World ..................   301,180
      70,000              Tenaga Nasional ................   180,524
                                                           ---------
                                                             891,843
                                                           ---------
                     Mexico - 14.2%
      33,244              ALFA* ..........................   156,051
      10,920              Cemex ..........................   304,395
     121,750              Cifra* .........................   231,685
      55,541              Femsa ..........................   247,825
      44,890              Grupo Carso* ...................   223,503
      79,500              Grupo Modelo ...................   218,038
       5,700              Grupo Televisa GDR* ............   389,025
      35,700              Organizacion Soriana* ..........   163,813
     113,750              Telefonos de Mexico ............   635,944
                                                           ---------
                                                           2,570,279
                                                           ---------
                     Philippines - 2.2%
      35,000              Manila Electric ................    99,876
      12,650              Metropolitan Bank & Trust ......    91,030
       4,600              Philippines Long Distance
                           Telephone .....................   116,997
      61,930              San Miguel Corp. B .............    87,593
                                                           ---------
                                                             395,496
                                                           ---------
                     Poland - 1.4%
       4,606              Bank Rozwoju Eksportu ..........   145,922
      15,200              Telekomunikacja Polska GDR .....    98,800
                                                           ---------
                                                             244,722
                                                           ---------
                     South Africa - 3.3%
       2,800              Anglo American .................   180,748
           1              Edgars Stores ..................         7
      20,000              Rembrandt Group ................   190,569
      22,000              Sappi ..........................   217,496
                                                           ---------
                                                             588,820
                                                           ---------
                     Taiwan - 9.1%
      18,219              Asustek Computer* ..............   192,146
     304,500              China Steel ....................   225,088
     162,000              Evergreen Marine ...............   133,172
       3,696              Nien Hsing Textile .............     7,419
      56,640              President Chain Store ..........   249,949
     152,950              United Microelectronics* .......   545,815
     238,560              United World Chinese
                           Commercial Bank ...............   288,081
                                                           ---------
                                                           1,641,670
                                                           ---------

See accompanying notes to the financial statements.

Schedule of Investments
December 31, 1999

      Shares                  Description                   Value
                                                         (See Note 1)
                     Thailand - 4.6%
      16,500              Advanced Info Service ..........  $276,862
      55,000              Bangkok Bank Public Co. Ltd.* ..   138,723
      19,200              PTT Exploration and Production .   118,264
      96,000              Thai Farmers Bank ..............   160,573
     286,300              Thai Petrochemical .............   133,021
                                                          ----------
                                                             827,443
                                                          ----------
                     Turkey - 10.1%
   3,363,802              Aksigorta A.S. .................   204,656
   3,229,000              Arcelik ........................   211,338
  13,245,936              Dogan Sirketler Grubu Hldgs ....   390,735
   7,241,317              Sabanci Holding ................   420,541
  26,329,345              Turkiye Garanti Bankasi A.S.*...   398,047
   6,518,735              Yapi ve Kredi Bankasi ..........   201,307
                                                          ----------
                                                           1,826,624
                                                          ----------
Total - Common Stocks (Cost $9,865,928)                   15,184,182
                                                          ----------
                     Preferred Stocks - 12.5%
                     Brazil - 12.5%
   1,969,000              Banco Itau .....................   168,943
  10,412,400              Copel ..........................   100,867
      15,200              CVRD ...........................   420,703
   2,072,900              Petrobras ......................   527,835
  12,703,718              Tele Norte Leste Participacoes..   341,063
  15,530,900              Tele Sudeste Celular
                            Participacoes ................   114,773
  15,261,700              Telecentro Sul Participacoes ...   278,707
   1,752,000              Telesp Celular .................   138,686
       6,800              Telesp Participacoes ...........   166,175
                                                          ----------

Total - Preferred Stocks (Cost $1,399,090)                 2,257,752
                                                          ----------
                     Warrants and Rights - 1.6%

                     South Africa - 1.0%
      28,798              Dimensions Data Holdings Ltd.*     180,748
                                                          ----------

                     Turkey - 0.6%
     479,786              Vestel Elektronik Sanayii ve
                            Ticaret A.S.* ................   114,993
                                                          ----------

Total - Warrants and Rights (Cost $270,432)                  295,741
                                                          ----------
TOTAL INVESTMENTS - 98.2%
(Cost $11,535,450)                                        17,737,675

Other Assets and Liabilities (net) - 1.8%                    321,124
                                                          ----------
TOTAL NET ASSETS - 100.0%                                $18,058,799
                                                         ===========
* Non-income producing security
ADR American Depositary Receipt
GDR Global Depositary Receipt


                                Sector Allocation
               Banking                                          14.4%
               National Telecommunications                      12.3
               Regional Telecommunications                      10.1
               Mining                                            8.5
               Financial Services                                6.5
               Electronic Components & Instruments               6.2
               Broadcasting & Publishing                         4.2
               Electricals                                       4.1
               Beverages & Tobacco                               4.1
               Food & Household Products                         3.8
               Other                                            24.0
                                                               -----
                                                                98.2
               Other Assets and Liabilities (net)                1.8
                                                               -----
               Total Net Assets                                100.0%
                                                               =====

See accompanying notes to the financial statements.

Govett Smaller Companies Fund
Market Conditions During The Year Ended
December 31, 1999

There were impressive returns from world stockmarkets in 1999, driven by improved economic growth and the increased investor interest in the potential of technology stocks. The best returns came from Japan, where there were encouraging signs both of an end to the long-lasting recession and of concerted moves to liberalize traditional business structures. In Europe the positive developments in economies took a little longer to come through, although in the UK recovery was more quickly established, and returns were similar to those achieved in the US, where the economy showed good growth through the year. The new Euro currency was weak against the US dollar.

The strength of economies led to increases in interest rates around the world, and the expectation of further increases, which contributed to a degree of volatility in stock markets in the second half of the year. The most notable feature, however, was the exceptional rise in technology and telecommunications stocks in the final quarter of the year, and especially those involved in the Internet and e-commerce.

Smaller companies generally did better during the year, as would be expected given the economic background and as was long overdue given their low valuations relative to larger companies. In the US the Russell 2000 return of 19.6% was similar to the S&P 500 Composite return of 21.26% (and the real star was the NASDAQ Index, with 85.6%); in the UK smaller companies outperformed substantially, and in Japan the TSE Second Section rose a remarkable 143.9% against a return for the TSE of 74.6%; in Europe excluding the UK, the performance of smaller companies was more muted.

Fund Performance
The Fund performed well over the year, with a return of 70.27% and a ranking of 105 within its peer group of 759. This compares to a return from the Russell 2000 Index of 21.26% over the period.

During the second half of the year and the year as a whole the Fund added value through the investments in the US, where there were notable returns from Western Wireless*. The Fund also added value in its investments outside the US, where the portfolio of Japanese stocks did particularly well.

Current Structure

We believe that the prospects for world stockmarkets remain attractive. Most forecasts of economic growth have been upgraded and the expectation is good growth in 2000 and in 2001, with the US expected to remain strong and with further progress anticipated in Japan and in Europe. We believe that inflation will remain relatively subdued, helped by competitive pressures and by the potential of e-commerce and wider technological advances to reduce costs in businesses and with that the costs of goods sold, although commodity prices are higher, and may rise further. We do expect interest rates to be raised further in the US and elsewhere, but expect these increases to be limited in their extent. It is possible that concerns on the level of interest rates may unsettle the bond market and cause volatility in equity markets, especially after the strong advances they have enjoyed. We would expect the Euro, yen and pound sterling to hold their own against the dollar.

In an era of low inflation we will retain our focus on high quality companies that have a proven ability to achieve superior growth given a market position that will allow the pricing power that protects margins. We intend to maintain an emphasis on attractive business sectors, such as media and business services, and especially telecommunications and technology. The pace of technological change is tremendous and the opportunities and threats that arise from it are considerable. With the remarkable price rises in technology stocks it is increasingly important to discriminate and to focus on the true potential of business; many remain attractive and we expect to find plentiful opportunities to invest.

We intend to maintain sizeable weightings in telecommunications, electronics, computer equipment, business services and media. We also intend to continue to have a spread of investments and to manage the portfolio on a sensible basis.

The continued potential of technology stocks is one of the reasons why we believe smaller companies will retain their ability to grow quickly from a smaller base and to benefit from new technologies. Valuations for smaller companies remain attractive, even after their recent outperformance in some markets.

We believe that a number of these opportunities will still be found outside the US, where we will continue to concentrate on the major markets of Japan, the UK and the rest of Europe.

--------------------
* As of  12/31/99,  the Fund  held  2.53% of its total  net  assets  in  Western
Wireless.

                            Fund's Country Allocation
          Percentage of Fund's Total Net Assets as of December 31, 1999
                  Country                            Percent (%)
                  United States                          67.8%
                  Japan                                   9.6%
                  United Kingdom                          7.1%
                  Italy                                   3.4%
                  France                                  2.5%
                  Spain                                   2.0%
                  Thailand                                2.0%
                  Denmark                                 1.7%
                  Finland                                 1.2%
                  Other                                   2.7%


1/1/93 - 12/31/99 Change in Value of a $10,000 Investment in Govett
                  Smaller Companies Fund vs. Russell 2000 Index

                               [GRAPHIC OMITTED]

Smaller Companies

PLOT POINTS
                    Russell 2000        Smaller NAV
     01/01/93       10,000              10,000
     Jun-93         10,684              12,720
     Dec-93         11,839              15,850
     Jun-94         11,001              16,750
     Dec-94         11,462              20,395
     Jun-95         12,986              26,794
     Dec-95         14,466              34,495
     Jun-96         15,869              36,833
     Dec-96         16,602              30,833
     Jun-97         18,147              27,090
     Dec-97         20,008              26,983
     Jun-98         20,941              27,514
     Dec-98         19,319              23,799
     Jun-99         21,306              33,064
     Dec-99         23,113              40,527


Fund's Average Annual              At Net
Total Return                     Asset Value
One Year                           70.27%
Three Year                          9.54%
Five Year                          14.72%
Since Inception (1/1/93)           22.12%


This graph compares the Fund's performance with the Russell 2000 Index, a broad-based unmanaged index that represents the general performance of U.S. smaller companies primarily with "small cap" companies with market capitalization of less than $500 million. Total returns for the Fund at NAV include reinvestment of all dividends and capital gains. The index does not include the reinvestment of dividends or capital gains, or commissions or fees that an investor purchasing the securities in the index would pay. The total return line for the index does not include operating expenses (such as transactions costs, management fees and sales charges) that reduce returns. Past performance is no guarantee of future results, and the investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Although the investment characteristics of the index are similar to those of the Fund, the securities owned by the Fund and those composing the index are likely to be different, and any securities that the Fund and the index have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in the index.

Govett Emerging Markets Equity Fund
Schedule of Investments
December 31, 1999

      Shares                  Description                   Value
                                                         (See Note 1)
                     COMMON STOCKS - 100.4%
                     Belgium - 1.0%
                     Household Durables - 1.0%
      12,000              Colruyt ......................   $ 689,711
                                                         -----------
                     Canada - 0.7%
                     Diversified Telecommunication
                          Services - 0.7%
      15,000              Rogers Cantel Mobile
                            Communications* ............     545,625
                                                         -----------
                     Denmark - 1.7%
                     Commercial Services & Supplies -
                          1.7%
      18,000              International Service System..   1,211,949
                                                         -----------
                     Finland - 1.2%
                     Communications Equipment -
                          1.2%
      25,000              Perlos* ......................     882,306
                                                         -----------
                     France - 2.5%
                     Computers & Peripherals - 2.5%
       7,108              Cap Gemini Sogeti ............   1,806,171
                                                         -----------
                     Germany - 0.5%
                     Electronic Equipment &
                          Instruments - 0.5%
      25,400         Vivanco Gruppe* ...................     332,957
                                                         -----------
                     Italy - 3.4%
                     Media - 3.4%
     140,000              Class Editori ................   2,442,222
                                                         -----------
                     Japan - 9.6%
                     Commercial Services & Supplies -
                          5.1%
      31,900              H.I.S.C.O. ...................   2,274,782
      44,800              Meitec .......................   1,424,240
                                                         -----------
                                                           3,699,022
                                                         -----------
                     Electrical Equipment - 2.0%
      18,700              Fuji Soft ABC ................   1,463,367
                                                         -----------
                     Pharmaceuticals - 2.5%
      52,000              Kyorin Pharmaceutical ........   1,836,251
                                                         -----------
                                                           6,998,640
                                                         -----------
                     Norway - 0.9%
                     Computers & Peripherals - 0.9%
      55,300              Merkantildata ................     670,554

      Shares                  Description                   Value
                                                         (See Note 1)
                     Spain - 2.0%
                     Food & Drug Retailing - 0.6%
      25,000              Superdiplo* ..................  $ 478,966
                                                         -----------
                     Hotels Restaurants & Leisure -
                          0.8%
      50,000              NH Hotels* ...................     563,667
                                                         -----------
                     IT Consulting & Services - 0.6%
      22,300              Indra Sistemas ...............     419,367
                                                         -----------
                                                           1,462,000
                                                         -----------
                     Thailand - 2.0%
                     Diversified Telecommunications
                          Equipment - 2.0%
      367,000              Total Access Communication*..   1,445,980
                                                         -----------
                          United Kingdom - 7.1%
                     Computers & Peripherals - 3.1%
     161,033              RM ...........................   2,249,718
                                                         -----------
                     Electrical Equipment - 0.7%
      98,880              Critchley Group ..............     558,951
                                                         -----------
                     Health Care Equipment &
                          Supplies - 3.1%
     105,991              Nestor Healthcare Group ......   1,109,280
      90,000              SSL International ............   1,139,972
                                                         -----------
                                                           2,249,252
                                                         -----------
                     Road & Rail - 0.2%
      56,463              Metroline ....................     124,934
                                                         -----------
                                                           5,182,855
                                                         -----------
                     United States - 67.8%
                     Banking - 2.0%
      25,000              First Tennessee National .....     712,500
      50,000              Peoples Heritage Financial
                            Group ......................     753,125
                                                         -----------
                                                           1,465,625
                                                         -----------
                     Chemicals - 0.9%
      65,000              Airgas* ......................     617,500
                                                         -----------
                     Commercial Services & Supplies -
                          5.3%
      10,000              24/7 Media* ..................     562,500
      20,000              Digital Insight Corp.* .......     727,500
      30,000              FreeShop.com* ................   1,440,000
      25,000              True North Communications ....   1,117,188
                                                         -----------
                                                           3,847,188
                                                         -----------
                     Communications Equipment -
                          5.8%
      30,000              Copper Mountain Networks* ....   1,462,500
      50,000              Dial .........................   1,215,625
      10,000              Gadzoox Networks* ............     435,625


See accompanying notes to the financial statements.

Schedule of Investments
December 31, 1999
Govett Smaller Companies Fund (continued)

      Shares                  Description                   Value
                                                         (See Note 1)
                     COMMON STOCKS - (continued)
                     Communications Equipment -
                          (continued)
      20,000              Scientific-Atlanta ........... $ 1,112,500
                                                         -----------
                                                           4,226,250
                                                         -----------
                     Computers & Peripherals - 5.5%
      25,000              Legato Systems* ..............   1,720,312
      25,000              Online Resources &
                     Communications* ...................     415,625
      26,250              USinternetworking* ...........   1,834,219
                                                         -----------
                                                           3,970,156
                                                         -----------
                     Diversified Financials - 4.4%
      55,000              Blackrock Inc/New York* ......     945,313
      20,000              CIT Group ....................     422,500
      20,000              Paine Webber .................     776,250
      40,000              Waddell & Reed Financial .....   1,085,000
                                                         -----------
                                                           3,229,063
                                                         -----------
                     Diversified Telecommunication
                          Services - 14.7%
      15,000              Comverse Technology* .........   2,171,250
      55,000              Forsoft* .....................     701,250
      20,000              Rural Cellular Corp ..........   1,810,000
      19,000              VoiceStream Wireless* ........   2,703,937
      27,500              Western Wireless* ............   1,835,625
      20,000              WinStar Communications* ......   1,497,500
                                                         -----------
                                                          10,719,562
                                                         -----------
                     Electronic Equipment &
                          Instruments - 15.8%
      25,000              AltiGen Communications* ......     257,812
      15,000              CIENA* .......................     862,500
      20,000              Cypress Semiconductor Corp.*..     647,500
      36,000              Electronics for Imaging* .....   2,092,500
      35,000              Jabil Circuit* ...............   2,555,000
      35,000              MKS Instruments * ............   1,264,375
      20,000              National Semiconductor* ......     856,250
      30,000              Sawtek* ......................   1,996,875
      15,000              Teradyne* ....................     990,000
                                                         -----------
                                                          11,522,812
                                                         -----------
                     Health Care Equipment &
                          Supplies - 1.5%
      20,000              Biomet, Inc. .................     800,000
      12,500              Nanogen* .....................     273,438
                                                         -----------
                                                           1,073,438
                                                         -----------
                     Media - 6.9%
      20,000              Adelphia Communications* .....   1,312,500
      30,000              Southeby's Holdings (Class A).     900,000

      Shares                  Description                   Value
                                                         (See Note 1)
                     Media - (continued)
      40,000              Young & Rubicam .............. $ 2,830,000
                                                         -----------
                                                           5,042,500
                                                         -----------
                     Multiline Retail - 1.7%
      30,000              Cutter & Buck, Inc.* .........     453,750
      25,000              Linens N Things * ............     740,625
                                                         -----------
                                                           1,194,375
                                                         -----------
                     Oil & Gas - 2.3%
      20,000              Smith International, Inc.* ...     993,750
      60,000              Stolt Comex Seaway * .........     663,750
                                                         -----------
                                                           1,657,500
                                                         -----------
                     Textiles & Apparel - 1.0%
      40,000              Wellman Inc. .................     745,000
                                                         -----------
                                                          49,310,969
                                                         -----------

Total - Common Stocks
  (Cost $45,813,428)                                      72,981,939
                                                         -----------

TOTAL INVESTMENTS - 100.4%
  (Cost $45,813,428)                                      72,981,939

Other Assets and Liabilities (net) - (0.4)%                 (306,861)
                                                         -----------

TOTAL NET ASSETS - 100.0%                                $72,675,078
                                                         ===========

* Non-income producing security




See accompanying notes to the financial statements.

Govett International Smaller Companies Fund

Market Conditions During The Year Ended
December 31, 1999
World stockmarkets outside the US produced some impressive returns in 1999, driven by improved economic growth and the increased investor interest in the potential of technology stocks and helped by the strength of the US market itself. The best returns came from Japan, where there were encouraging signs both of an end to the long-lasting recession and of concerted moves to liberalize traditional business structures. In Europe the positive developments in economies took a little longer to come through, although in the UK recovery was more quickly established, and it became more solid as the year progressed. The new Euro currency was weak against the US dollar, which reflected more the strength of the US currency, which was little changed against the pound sterling and the Yen.

The strength of economies led to increases in interest rates around the world, and the expectation of further increases, which contributed to a degree of volatility in stock markets in the second half of the year. The most notable feature, however, was the exceptional rise in technology and telecommunications stocks in the final quarter of the year, and especially those involved in the Internet and e-commerce. This followed the lead set in the US.

Smaller companies generally did better during the year, as would be expected given the economic background and as was long overdue given their low valuations relative to larger companies. In the UK smaller companies outperformed substantially: the FTSE Small Cap Index produced a return of 50.0% and the FTSE 250 Index of mid-sized Companies one of 32.1%. In Japan the TSE Second Section rose a remarkable 143.9%. In Europe excluding the UK, the performance of smaller companies was more muted, in part as investors concentrated on larger companies for technical reasons.

Fund Performance
The Fund performed well over the year, with a return of 55.51% on Institutional Class shares and 42.49% for the Retail Class shares which compares to a return from its benchmark, the MSCI World Small Cap Ex-U. S. index, of 18.39% over the period. During the second half of the year and the year as a whole the Fund added value through stock selection and benefited from its bias towards attractive business sectors. Japanese stocks did particularly well, with the benefits of the restructuring of the Japanese economy and its return to growth.

Current Structure
We believe that the prospects for international stockmarkets remain attractive. Most forecasts of economic growth have been upgraded and the expectation is for good growth in 2000 and in 2001, which depends in part on a strong US economy and will be driven by further progress in Japan and Europe. We believe that inflation will remain relatively subdued, helped by competitive pressures and by the potential of e-commerce and wider technological advances to reduce costs in businesses and with that the costs of goods sold, although commodity prices are higher, and may rise further. We do expect interest rates to be raised further in the UK and Europe, but expect these increases to be limited in their extent. It is possible that concerns on the level of interest rates may unsettle the bond market and cause volatility in equity markets, especially after the strong advances they have enjoyed. We would expect the Euro, yen and pound sterling to hold their own against the dollar.

In an era of low inflation we will retain our focus on high quality companies that have a proven ability to achieve superior growth given a market position that will allow the pricing power that protects margins. We intend to maintain an emphasis on attractive business sectors, such as media and business services, and especially telecommunications and technology. The pace of technological change is tremendous and the opportunities and threats that arise from it are considerable. With the remarkable price rises in technology stocks it is increasingly important to discriminate and to focus on the true potential of business; many remain attractive and we expect to find plentiful opportunities to invest.

We intend to maintain sizeable weightings in electronics, computer equipment, business services and media. We also intend to continue to have a spread of investments and to manage the portfolio on a sensible basis.

The continued potential of technology stocks is one of the reasons why we believe smaller companies will retain their ability to grow quickly from a smaller base and to benefit from new technologies. Valuations for smaller companies remain attractive, even after their recent outperformance in some markets.

While individual stock selections will have a bearing on the weightings in geographical areas, we do not currently intend to change dramatically the position from the year-end. The outlook for emerging markets is positive and we see scope to invest on a limited basis in certain stocks, based on our expertise in that area.

                  Fund's Country Allocation
     Percentage of Fund's Total Net Assets as of December 31, 1999
               Country                 Percent (%)
               United Kingdom            34.2%
               Japan                     24.8%
               Spain                      7.3%
               Finland                    5.7%
               Italy                      5.0%
               Denmark                    3.2%
               France                     3.1%
               Germany                    3.0%
               Thailand                   2.4%
               Belgium                    2.3%
               Norway                     1.7%
               Other                      7.3%


12/31/98 -12/31/99 Change in Value of a $10,000 Investment
                   in Govett International
                   Smaller Companies Fund vs. MSCI World Small Cap Ex-U.S. Index

                               [GRAPHIC OMITTED]

International Smaller Companies

PLOT POINTS
                    MSCI World Small Cap     Int Smaller Co Fund

     12/31/1998     10,000.00                10,000.00
     Jun-99         10,555.00                13,135.00
     Dec-99         11,839.00                15,551.00

Fund's Average Annual                   Class I
Total Return                       Institutional Shares
One Year                                55.51%
Three Year                              N/A
Five Year                               N/A
Since Inception (12/31/98)              55.51%


This graph compares the Fund's Class I performance with the MSCI World Small Cap Ex-U.S. Index, a broad-based unmanaged index that represents the general performance of international equity markets including exposure to emerging markets. Total returns for the Fund at NAV and the index include reinvestment of all dividends and capital gains. The indices do not include commissions or fees that an investor purchasing the securities in the indices would pay. The total return line for the indices does not include operating expenses (such as transactions costs, management fees and sales charges) that reduce return. Past performance is no guarantee of future results, and the investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Although the investment characteristics of the indices are similar to those of the Fund, the securities owned by the Fund and those composing each index are likely to be different, and any securities that the Fund and the indices have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in the indices. The graph presents the performance of the International Smaller Companies Fund's Institutional Class shares which have been in existence since the Fund's inception. The Performance of the International Smaller Companies Fund's Retail Shares will differ based upon the different inception date and higher fees assessed to that class.

Schedule of Investments
December 31, 1999
Govett International Smaller Companies Fund

      Shares                  Description                   Value
                                                         (See Note 1)
                     Common Stocks - 92.7%
                     Belgium - 2.3%
         500              Colruyt . . . . . . . . . . . . . $ 28,738
                                                          ----------
                     Denmark - 3.2%
         580              International Service System. . . . 39,052
                                                          ----------
                     Finland - 5.7%
       2,000              Perlos* . . . . . . . . . . . . . . 70,584
                                                          ----------
                     France - 3.1%
         150              Cap Gemini Sogeti . . . . . . . . . 38,116
                                                          ----------
                     Germany - 3.0%
           9              Porsche . . . . . . . . . . . . . . 24,503
         900              Vivanco Gruppe* . . . . . . . . . . 11,798
                                                          ----------
                                                              36,301
                                                          ----------
                     Italy - 5.0%
       2,700              Class Editori . . . . . . . . . . . 47,100
       1,900              Simint. . . . . . . . . . . . . . . 15,039
                                                          ----------
                                                              62,139
                                                          ----------
                     Japan - 24.8%
       1,000              Arrk Corp.* . . . . . . . . . . . . 24,552
         300              Doutor Coffee . . . . . . . . . . . 24,357
         400              Fuji Soft ABC . . . . . . . . . . . 31,302
       1,000              Kyorin Pharmaceutical . . . . . . . 35,313
         520              H.I.S.C.O . . . . . . . . . . . . . 37,081
       1,000              Meitec. . . . . . . . . . . . . . . 31,791
       5,000              Nichido Fire & Marine Insurance Co.,
                            Ltd.. . . . . . . . . . . . . . . 28,759
         300              Noritsu Koki Co. Ltd. . . . . . . . 11,445
         300              People. . . . . . . . . . . . . . . 23,476
       3,000              Tokyo Biso Kogyo Corp.  . . . . . . 32,838
       2,000              Tsubaki Nakashima . . . . . . . . . 25,413
                                                          ----------
                                                             306,327
                                                          ----------
                     Norway - 1.7%
       1,700              Merkantildata . . . . . . . . . . . 20,614
                                                          ----------
                     Spain - 7.3%
       2,300              Indra Sistemas. . . . . . . . . . . 43,253
       2,150              NH Hotels*. . . . . . . . . . . . . 24,238
       1,200              Superdiplo*.. . . . . . . . . . . . 22,990
                                                          ----------
                                                              90,481
                                                          ----------
                     Thailand - 2.4%
       7,500              Total Access Communication*.. . . . 29,550
                                                          ----------
                     United Kingdom - 34.2%
       7,333              Cannons Group . . . . . . . . . . . 21,733
       3,915              Critchley Group . . . . . . . . . . 22,131
       1,400              Filtronic . . . . . . . . . . . . . 47,484
      10,100              First Choice Holidays . . . . . . . 21,369
       4,200              First Technology. . . . . . . . . . 36,749

      Shares                  Description                   Value
                                                         (See Note 1)
                     United Kingdom - (continued)
      10,300              Grantchester Holdings . . . . . . $ 25,286
       2,000              Guardian IT . . . . . . . . . . . . 31,139
       4,700              J.D. Wetherspoon. . . . . . . . . . 32,944
       1,673              Metroline. . . . . . . . . . . . . . 3,702
      23,650              Miller Fisher Group . . . . . . . . 26,451
       2,780              Nestor Healthcare Group . . . . . . 29,095
       6,500              Redrow Group. . . . . . . . . . . . 20,786
       2,500              RM. . . . . . . . . . . . . . . . . 34,926
       8,500              Saatchi & Saatchi . . . . . . . . . 50,932
       1,325              SSL International . . . . . . . . . 16,783
                                                          ----------
                                                             421,510
                                                          ----------
Total - Common Stocks (Cost $828,259)                      1,143,412
                                                          ----------
TOTAL INVESTMENTS - 92.7%
     (Cost $828,259)                                       1,143,412
Other Assets and Liabilities (net) - 7.3%                     90,266
                                                          ----------
TOTAL NET ASSETS - 100.0%                                 $1,233,678
                                                          ==========

* Non-income producing security


                    Sector Allocation
Electronic Components & Instruments              15.5%
Services                                         12.4
Electricals                                       9.8
Health & Personal Care                            7.6
Leisure & Tourism                                 7.3
Broadcasting & Publishing                         7.1
Automobiles                                       4.5
Insurance                                         3.9
Food & Household Products                         3.9
Transportation                                    2.9
Other                                            17.8
                                                -----
                                                 92.7
Other Assets and Liabilities (net)                7.3
                                                -----
Total Net Assets                                100.0%
                                                =====

See accompanying notes to the financial statements.

Govett International Equity Fund
Market Conditions During The Year Ended
December 31, 1999

The year 1999 was characterized by a significant improvement in the prospects for global growth, helped in particular by an earlier and stronger than expected recovery in the Asian economies but also by continuing strong growth in the US and firmer growth in Europe and the UK. As a result, the pre-occupation of the markets changed from concern about the adverse implications of the Asian financial crisis for global economic growth to concern about the implications of stronger growth for inflation.

The consequence of this was that the previous downward trend in the interest rate cycle was reversed during 1999 and rates were increased in the UK and Europe (while remaining low in Japan). In the UK, rates were increased by a cumulative 0.5% between September and November. In Europe, the cut of 0.5% in rates in April 1999 was reversed in November (although the current rate of 3.0% remains quite low in absolute terms).

Equity markets generally rose strongly in the first half of the year, continuing to respond positively to the cuts in interest rates, which had been induced by the Asian crisis. However, when the economic growth prospects improved and the markets began to focus on the risk of a pick-up in inflation and in interest rates, equity markets became quite volatile and weakened somewhat in the third quarter. They subsequently recovered strongly in the final months of the year, helped by favorable inflation data, by a new wave of corporate activity (especially in the telecommunications sector) and by strong buying interest in technology stocks.

The markets took considerable comfort from the fact that US inflation remained well behaved, notwithstanding that the economy continued to grow strongly. In this regard, there continue to be global competitive forces constraining the rate of global inflation.

For the year as a whole, equity markets performed strongly, with the UK and European markets setting new record highs late in the year. Of particular note were the exceptional returns from the Japanese market (reflecting a firmer economy and improved prospects for corporate restructuring) and from the other Asian markets, which were largely due to the earlier, and stronger than expected economic recovery in the region. A particular feature of developed equity markets was the exceptional growth in technology stocks.

Fund Performance
International Equity Fund Class A returned 27.95% for the year ended December, 31, 1999, compared to 31.03% and 27.30% for the MSCI EAFE + EMG and the MSCI EAFE indices, respectively. While the developed equity markets continued to make up the largest element of the fund, a strong allocation to developing markets was in place all year. Within the developed area, the Fund favoured European equity markets, maintaining an average weighting of 48.2% in this region over the period. Reflecting the improved prospects for corporate restructuring in Japan, the Fund increased its' exposure to this market from less than 10.20% at the start of the year to 26.5% by the year end. Exposure to emerging markets was consistently high during 1999, with Asia representing the heaviest weighting. Within Latin America, Brazil and Mexico were our preferred markets, with invested positions of 2.9% and 2.5% respectively.

Current Strategy and Outlook for 2000
As we enter the new millennium, the Fund's largest exposures are in the developed markets, with a European weighting of 43.4%, followed by Japan at 26.5% and the UK at 12.0%. The outlook for Continental European equity markets continues to be very positive, with a cyclical upturn in economic activity providing a favorable environment for corporate profitability. This trend will build on the structural improvements under way in corporate returns on capital in Europe. Despite a strong return from the Asian markets in 1999, the tone remains positive and we see considerable further upside, particularly from the North East Asian market of Korea where the Fund holds 3.8% of its assets. Latin America should join the Asian growth recovery story of 1999 in 2000. On a sectoral basis, overall the Fund is overweight Capital Equipment and underweight Oils and Consumer Goods.

The investment environment over the next year is likely to be one of firmer global economic growth, a likely modest cyclical upturn in inflation and further modest increases in interest rates in the UK and Europe. In this regard, our view remains that global competitive pressures, combined with the positive effects of new technology on productivity and business costs, will restrain the extent of the updrift in inflation in the current economic cycle. Correspondingly, the extent to which interest rates may need to be increased should be limited.

                           Fund's Regional Allocation
         Percentage of Fund's Total Net Assets as of December 31, 1999
           Developed Markets                            Percent (%)
               Europe                                       57.1%
               Japan                                        26.5%

          Emerging Markets
               Asia                                          8.8%
               Latin America                                 5.3%
               Europe, Middle East & Africa                  2.8%
               Other                                        (0.5)%


Fund's Average Annual         Class A                  Class I
Total Return                Retail Shares         Institutional Shares
One Year                      27.95%                   28.25%
Three Year                    14.80%                   N/A
Five Year                     13.50%                   N/A
Since Inception 1/7/92        12.28%                   17.94%


1/7/92 - 12/31/99 Change in Value of a $10,000 Investment in
                  Govett International
                  Equity Funds vs. MSCI EAFE Index and vs. MSCI EAFE+EMG


                               [GRAPHIC OMITTED]

International Equity Fund

PLOT POINTS
                    MSCI EAFE&EMG       INT'L EQUITY NAV    MSCI EAFE
     01/07/1992     10,000              10,000              10,000
     Jun-92         9,124               10,090              9,016
     Dec-92         8,927               9,468               8,815
     Jun-93         10,941              11,685              10,882
     Dec-93         12,131              14,628              11,719
     Jun-94         13,030              13,976              12,765
     Dec-94         13,051              13,394              12,664
     Jun-95         13,205              13,908              13,014
     Dec-95         14,129              14,869              14,127
     Jun-96         14,901              16,413              14,788
     Dec-96         14,964              16,673              15,025
     Jun-97         16,897              18,237              16,733
     Dec-97         15,149              18,554              15,335
     Jun-98         16,934              19,281              17,801
     Dec-98         17,412              19,719              18,453
     Jun-99         21,213              23,384              22,582
     Dec-99         22,815              25,230              23,488

This graph compares the Fund's Class A Retail Shares performance with the MSCI Europe Australia Far East Index, a broad-based unmanaged index that represents the general performance of international equity markets and with the MSCI EAFE+EMG Index, a broad-based unmanaged index that represents the general performance of international equity markets including exposure to emerging markets. Total returns for the Fund at NAV and the index include reinvestment of all dividends and capital gains. The indices do not include commissions or fees that an investor purchasing the securities in the indices would pay. The total return line for the indices does not include operating expenses (such as transactions costs, management fees and sales charges) that reduce return. Past performance is no guarantee of future results, and the investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Although the investment characteristics of the indices are similar to those of the Fund, the securities owned by the Fund and those composing each index are likely to be different, and any securities that the Fund and the indices have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in the indices. The graph presents the performance of the International Equity Fund's Retail Shares which have been in existence since the Fund's inception. The performance of the International Equity Fund's Institutional Class Shares will differ based upon the different inception date and higher fees assessed to that class.

Schedule of Investments
December 31, 1999
Govett International Equity Fund

      Shares                  Description                   Value
                                                         (See Note 1)
                     Common Stocks - 98.3%
                     Brazil - 1.4%
       4,660              CVRD . . . . . . . . . . . . . . $ 129,913
       1,400              CVRD ADR. . . . . . . . . . . . . . 39,030
       3,930              Pao de Acucar GDR. . . . . . . . . 126,988
                                                           ---------
                                                             295,931
                                                           ---------
                     China - 0.3%
       5,900              Huaneng Power International ADR     62,319
                                                           ---------
                     Finland - 3.5%
       4,055              Nokia Oyj. . . . . . . . . . . . . 735,994
                                                           ---------
                     France - 14.1%
       5,685              Accor* . . . . . . . . . . . . . . 274,986
       2,055              Aventis. . . . . . . . . . . . . . 119,563
       2,975              Axa . .. . . . . . . . . . . . . . 415,178
       3,040              Banque Nationale de Paris. . . . . 280,789
       1,164              Groupe Danone. . . . . . . . . . . 274,650
       641                L' Air Liquide . . . . . . . . . . 107,424
       1,624              Lafarge. . . . . . . . . . . . . . 189,302
         840              Suez Lyonnaise des Eaux. . . . . . 134,760
       3,761              Total Fina . . . . . . . . . . . . 502,493
         867              Valeo . . . . . . . . . . . . . . . 66,967
       6,763              Vivendi* . . . . . . . . . . . . . 611,365
                                                           ---------
                                                           2,977,477
                                                           ---------
                     Germany - 9.6%
         348              Celanese AG. . . . . . . . . . . . . 6,457
       4,835              Deutsche Bank AG . . . . . . . . . 408,800
       4,461              Hoechst. . . . . . . . . . . . . . 139,671
       2,285              HypoVereinsbank. . . . . . . . . . 156,216
       2,786              Mannesmann AG. . . . . . . . . . . 675,346
         168              SAP. . . . . . . . . . . . . . . . 102,573
       2,598              Siemens AG*. . . . . . . . . . . . 332,701
       4,030              Viag AG . . . . . . . . . . . . . . 75,299
       2,228              Volkswagon . . . . . . . . . . . . 125,810
                                                           ---------
                                                           2,022,873
                                                           ---------
                     Greece - 0.9%
       2,542              Alpha Credit Bank. . . . . . . . . 200,180
                                                           ---------
                     Hong Kong - 1.6%
      14,000              Hutchison Whampoa. . . . . . . . . 203,512
      56,000              New World Development. . . . . . . 126,069
                                                           ---------
                                                             329,581
                                                           ---------
                     Hungary - 0.7%
       4,000              Magyar Tavkozlesi Rt. ADR. . . . . 144,000
                                                           ---------
                     India - 0.9%
       8,000              Mahanager Telephone Nigam GDR* .    90,000
       8,250              State Bank of India GDR. . . . . . 100,650
                                                           ---------
                                                             190,650
                                                           ---------

      Shares                  Description                   Value
                                                         (See Note 1)
                     Ireland - 0.4%
      21,600              Eircom. . . . . . . . . . . . . . $ 94,309
                                                           ---------
                     Italy - 1.5%
       4,843              Assicurazioni Generali . . . . . . 160,177
      10,780              Instituto Bancario San Paolo di
                            Torino . . . . . . . . . . . . . 146,636
                                                           ---------
                                                             306,813
                                                           ---------
                     Japan - 26.5%
      15,000              Bank of Tokyo-Mitsubushi . . . . . 208,941
       5,000              Fuji Bank Ltd.  . . . . . . . . . . 48,567
      10,000              Fuji Heavy Industries . . . . . . . 68,473
      10,000              Fujitsu. . . . . . . . . . . . . . 455,835
      24,000              Hitachi. . . . . . . . . . . . . . 385,014
       1,000              Honda Motor . . . . . . . . . . . . 37,171
       4,000              Ito-Yokado . . . . . . . . . . . . 434,315
      14,000              Matsushita Electric Industries . . 387,557
      28,000              Mazda Motor. . . . . . . . . . . . 124,621
      48,000              Mitsubishi Heavy Industries, Ltd. .160,109
     106,000              Nippon Steel . . . . . . . . . . . 247,814
          27              Nippon Telegraph & Telephone . . . 462,193
       5,200              Promise . . . . . . . . . . . . . .264,502
      10,000              Ricoh . . . . . . . . . . . . . . .188,399
      12,000              Sakura Bank . . . . . . . . . . . . 69,490
      17,000              Sekisui House . . . . . . . . . . .150,494
       9,000              Shin-Etsu Chemical . . . . . . . . 387,362
       2,200              Sony . . . . . . . . . . . . . . . 652,059
      14,000              Sumitomo Bank . . . . . . . . . . .191,588
      43,000              Sumitomo Chemical Co. . . . . . . .201,898
      30,000              Sumitomo Marine & Fire Insurance . 184,877
       6,000              Takeda Chemical Industries . . . . 296,390
                                                           ---------
                                                           5,607,669
                                                           ---------
                     Korea - 3.8%
       7,800              Korea Electric Power ADR . . . . . 130,650
       1,814              Samsung Electronics GDR . . . . . .217,453
       5,780              Samsung Electronics GDR (non-voting
                            shares). . . . . . . . . . . . . 459,510
                                                           ---------
                                                             807,613
                                                           ---------
                     Mexico - 2.5%
     106,100              Cifra* . . . . . . . . . . . . . . 201,903
       2,850              Telefonos de Mexico ADR . . . . . .320,625
                                                           ---------
                                                             522,528
                                                           ---------
                     Netherlands - 7.5%
          48              ABN-AMRO Holdings NV . . . . . . . . 1,200
         621              Equant . . . . . . . . . . . . . . .70,571
       4,964              Fortis . . . . . . . . . . . . . . 178,945
       4,751              ING Groep . . . . . . . . . . . . .287,153
       9,236              Koninklijke Ahold . . . . . . . . .273,713
         917              Royal Dutch Petroleum . . . . . . . 56,265

See accompanying notes to the financial statements.

Schedule of Investments
December 31, 1999
Govett International Equity Fund (continued)

      Shares                  Description                   Value
                                                         (See Note 1)
                     Common Stocks - (continued)
                     Netherlands - (continued)
       1,000              United Pan-Europe
                            Communications NV. . . . . . . $ 128,060
      11,229              VNU . . . . . . . .. . . . . . . . 590,821
                                                           ---------
                                                           1,586,728
                                                           ---------
                     Philippines - 0.4%
       3,100              Philippine Long Distance Telephone
                            ADR . . . . . . . . . . . . . . . 80,213
                                                           ---------
                     South Africa - 0.4%
         314              Edgars Consolidated Stores . . . . . 4,013
       8,600              South African Breweries . . . . . . 87,538
                                                           ---------
                                                              91,551
                                                           ---------
                     Sweden - 0.9%
       4,364              Atlas Copco. . . . . . . . . . . . 129,260
       2,130              Sandvik AB. . . . . . . . . . . . . 67,981
                                                           ---------
                                                             197,241
                                                           ---------
                     Switzerland - 5.2%
          92              Nestle . . . . . . . . . . . . . . 168,623
         156              Novartis . . . . . . . . . . . . . 229,173
          13              Roche Holding. . . . . . . . . . . 154,383
         430              Swisscom*. . . . . . . . . . . . . 173,999
         732              UBS* . . . . . . . . . . . . . . . 197,776
         317              Zurich Allied. . . . . . . . . . . 180,858
                                                           ---------
                                                           1,104,812
                                                           ---------
                     Taiwan - 1.4%
      21,021              Asustek Computer GDR . . . . . . . 292,717
                                                           ---------
                     Thailand - 0.4%
      55,000              Thai Farmers Bank . . . . . . . . . 91,995
                                                           ---------
                     Turkey - 1.1%
   7,812,000              Yapi ve Kredi Bankasi. . . . . . . 241,244
                                                           ---------
                     United Kingdom - 13.3%
       6,096              Allied Zurich*. . . . . . . . . . . 71,824
       2,468              AstraZeneca. . . . . . . . . . . . 102,362
       3,546              Barclays . . . . . . . . . . . . . 102,057
      14,390              Barratt Developments. . . . . . . . 66,935
      17,132              BP Amoco . . . . . . . . . . . . . 172,244
       6,626              British Airways . . . . . . . . . . 43,234
       9,706              British American Tobacco. . . . . . 55,141
       1,729              British Energy . . . . . . . . . . . 9,913
       4,746              British Telecommunications . . . . 115,975
       5,118              CGU . . . . . . . . . . . . . . . . 82,454
      14,500              Cookson Group . . . . . . . . . . . 58,547
      10,588              Diageo. . . . . . . . . . . . . . . 85,161
       1,350              Energis . . . . . . . . . . . . . . 64,844
       6,550              Glaxo Wellcome . . . . . . . . . . 185,130
      10,379              Granada Group. . . . . . . . . . . 105,188
       8,280              Halifax . . . . . . . . . . . . . . 91,805

      Shares                  Description                   Value
                                                         (See Note 1)
                     United Kingdom - (continued)
      17,878              Invensys. . . . . . . . . . . . . $ 97,307
      12,101              Lloyds TSB Group . . . . . . . . . 151,370
       9,500              Marconi. . . . . . . . . . . . . . 168,087
       5,647              National Westminister Bank . . . . 121,302
       9,680              Prudential . . . . . . . . . . . . 190,736
       7,039              Railtrack Group. . . . . . . . . . 118,234
       7,054              Severn Trent. . . . . . . . . . . . 70,066
      10,899              Smithkline Beecham . . . . . . . . 139,063
       1,800              Smiths Industries . . . . . . . . . 26,891
      13,346              Unilever. . . . . . . . . . . . . . 98,183
      42,414              Vodafone Group . . . . . . . . . . 210,131
                                                          ----------
                                                           2,804,184
                                                          ----------
Total - Common Stocks (Cost $15,433,055)                  20,788,622
                                                          ----------
                     Preferred Stocks - 2.2%
                     Brazil - 1.5%
   9,021,000              Telecentro Sul Participacoes . . . 164,740
   5,839,849              Telesp Participacoes . . . . . . . 141,592
                                                          ----------
                                                             306,332
                                                          ----------
                     Germany - 0.7%
       2,250              Henkel KGaA. . . . . . . . . . . . 149,740
                                                          ----------
Total - Preferred Stocks (Cost $475,668)                     456,072
                                                          ----------
TOTAL INVESTMENTS - 100.5%
(Cost $15,908,723)                                        21,244,694
Other Assets and Liabilities (net) - (0.5)%                 (107,309)
                                                          ----------
TOTAL NET ASSETS - 100.0%                                $21,137,385
                                                         ===========

* Non-income producing security
ADR American Depositary Receipt
GDR Global Depositary Receipt


                    Sector Allocation
Banking                                 13.1%
Electricals                             11.8
National Telecommunications             6.5
Electronic Components & Instruments     6.1
Insurance                               6.0
Chemicals                               5.1
Food & Household Products               5.0
Industrial Components                   4.4
Regional Telecommunications             4.1
Construction & Housing                  4.0
Other                                  34.4
                                      -----
                                      100.5
Other Assets and Liabilities (net)     (0.5)
                                      -----
Total Net Assets                      100.0%
                                      =====

See accompanying notes to the financial statements.

Govett Global Income Fund

Market Conditions During The Year Ended
December 31, 1999
The major world bond markets performed poorly in 1999. With the exception of Japan, returns were significantly negative as bonds yields rose in response to strong or prospectively strong economic growth with the attendant dangers of rising inflation. In the pivotal United States Treasury market, the benchmark ten-year bond rose some 1.79% from 4.65% at end - 1998 to 6.44% at end - 1999. Eurozone bond markets saw these yields increase by some 1.50% on average - the yield on the benchmark ten-year German bond ending the year at 5.32% as against 3.87% a year earlier. The United Kingdom exhibited a similar pattern with ten-year yields ending the year at 5.48% - 1.12% higher than a year earlier.

The common theme of increasing rates of economic growth underlay these poor performances. The economy of the United States remained strong confounding consensus expectations throughout the year. The cumulative cuts of 0.75% to 4.75% in the Federal Funds rate in late 1998 to protect against any negative impact the U.S. debt crisis in Russia, the difficulties of major hedge funds and the travails of some Latin American economies might have had, were quickly perceived by the Treasury bond market to have been sufficient and might soon be reversed. Buoyant consumer demand, running on occasions, at annual rates of up to 8% in real terms was the main engine of growth with the personal savings ratio consistently falling during the year to finance this demand as strong stock and real estate markets obviated requirement for high cash reserves. The bond market moved quickly to discount this likely pattern of rising interest rates and by mid-year the bellweather 30 - year bond had risen to 6% approximately from 5.09% at end 1998. The ongoing strength of the stock market by fuelling consumer demand, continued to undermine bond valuations and increases of 1/4% each in U.S. Federal Funds in August and November were largely seen as necessary, but insufficient, by bond investors. Towards the end of the year indicators were pointing to record or near record levels of consumer confidence and further increases in short-term rates by the U.S. Federal Reserve were increasingly being viewed as inevitable once possible year-end difficulties were overcome.

Eurozone bond markets started the year in positive mode. Returns averaged about 1.5% in January as the fallout form the Russian debt crisis were expected to impact quite strongly on these countries particularly Germany. Deteriorating prospects for growth were therefore the main factor behind these returns.
However, growing conflicts on the appropriate policy prescription and indeed which agency to address the problem saw the bond markets give up these gains by early March. The cut in early April of 1/2% to 2 1/2% in the new European Central Bank in key short-term interest rate finally resolved this difficulty. Like the Federal Reserve cuts of late 1998, this 1/2% cut in rates gradually came to be seen to be the last in the current cycle and, with economic indicators increasingly pointing to growth expanding, its reversal began to be priced in bond markets. The depreciation of the new common currency of the zone
- the Euro - particularly its loss of nearly 13% by mid-year against the U.S. dollar was also a factor in causing yields to rise. Bond investors who had seen the new currency as an alternative to the dollar sought, in part at least, to minimize their losses and disinvest from the Eurozone bond markets.

This trend of improving economic prospects and a depreciating currency continued to undermine the bond markets for the remainder of the year. Signs of conflict within the ECB, diminishing its credibility as a substitute for the former Bundesbank and some slowness in effecting necessary economic reforms, added to the general malaise.

In the United Kingdom, pattern of events were similar to that of continental Europe. The dangers from a credit "crunch" arising amongst others, from the Russian debt crisis, saw short-term interest rates being cut aggressively from 6 1/4% at end - 1998 to 5% by June. These cuts provided some support for the shorter maturity bonds but longer term bonds tended to follow the pattern of the United States particularly as indicators of economic recovery, notably in increasing house prices, were observed. The gradual recovery of the industrial sector in spite of the strength of sterling was also a notable factor.

In Japan, the sharp rise in bond yields towards the end of 1998 was mainly sparked by the heavy volume of issuance expected from the government's fiscal stimuli proposals. However, with little other investment outlets, no notable threat of inflation and a traditionally high saving rate, the market recovered and delivered a positive return of over 5% for 1999. Potentially negative factors, such as the proposal to "monetize" part of the government's bond issuance program (i.e. financing the bonds by way of credit expansion rather than savings absorption) do not seem to have been pursued as yet.

Fund Performance
For the year ended December 31, 1999, the total return at NAV of the Fund was -8.06%. [This figure represents reinvestment of distributions of 30 cents per share]. In comparison the Salomon Smith Barney World Government Bond Index (the "Index") produced a return of -4.27%.

Overall the funds duration positioning during the year was a marginal negative contributor to performance. An above-index duration in the United States Treasury bond market was almost fully offset by a similar negative position in the Eurozone markets while the funds lack of exposure to Japanese bonds was a minor negative as bond yields fall during the year. Allocation of the fund over bond markets was, in the overall, a small negative. Currency positioning accounted for the major differences from index performance. In this respect, exposure to the Japanese Yen for much of the year was the major influence with the gradual reductions in U.S. dollar and pound sterling exposures minor contributors.

Current Strategy & Outlook for 2000
Above-index duration commitments to the United States Treasury and Eurozone (largely via the German market) bonds are the main features of the funds current strategy. This reflects our view that with end-year and emerging economies complications now absent, the Federal Reserve is expected to be focused almost exclusively on domestic considerations particularly the threat of inflation from the significantly above-average pace of activity while in Europe, markets have tended to over discount prospective inflation and interest rate pressures. In Japan the expected continuance of the policy of very low short-term interest rates should help underpin the bond market but evidence of monetization and/or ongoing reliance on fiscal stimuli indicate sub-index positionings on the longer view.

                           Fund's Country Allocation
         Percentage of Fund's Total Net Assets as of December 31, 1999
                      Country                         Percent (%)
                    United States                        40.3%
                    Italy                                15.6%
                    Germany                               9.2%
                    Ireland                               7.5%
                    Sweden                                6.6%
                    Norway                                5.0%
                    Netherlands                           4.2%
                    New Zealand                           4.1%
                    Denmark                               3.2%
                    Austria                               2.7%
                    United Kingdom                        1.8%
                    Other                                 1.2%


1/7/92 - 12/31/99 Change in Value of a $10,000 Investment in
                  Govett Global Income
                  Fund vs. Salomon Brothers World Government Bond Index.19

                               [GRAPHIC OMITTED]

Global Income

PLOT POINTS
                    Salomon Brothers             Global Income NAV
     01/07/1992     10,000                       10,000
     Jun-92         10,313                       10,300
     Dec-92         10,553                       10,895
     Jun-93         11,441                       11,759
     Dec-93         11,953                       12,819
     Jun-94         12,034                       11,588
     Dec-94         12,234                       11,645
     Jun-95         14,295                       12,648
     Dec-95         14,583                       13,289
     Jun-96         14,348                       13,075
     Dec-96         15,090                       13,334
     Jun-97         14,904                       12,800
     Dec-97         15,125                       13,286
     Jun-98         15,547                       13,680
     Dec-98         17,440                       14,303
     Jun-99         17,987                       13,955
     Dec-99         17,078                       13,377

Fund's Average Annual              At Net
Total Return                    Asset Value
One Year                           -8.06%
Three Year                         -0.59%
Five Year                           2.41%
Since Inception (1/7/92)            3.48%


This graph compares the Fund's performance with Salomon Brothers World Government Bond Index, a broad-based unmanaged index that represents the general performance of government bonds in major bond markets. Total returns for the Fund at NAV and the index include reinvestment of all dividends and capital gains. The index does not include commissions or fees that an investor purchasing the securities in the index would pay. The total return line for the index does not include operating expenses (such as transactions costs, management fees and sales charges) that reduce returns. Past performance is no guarantee of future results, and the investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Although the investment characteristics of the index are similar to those of the Fund, the securities owned by the Fund and those composing the index are likely to be different, and any securities that the Fund and the index have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in the index.

Govett Global Income Fund

Schedule of Investments
December 31, 1999

      Principal                Description                   Value
       Amount                                            (See Note 1)

                          Corporate Bonds - 10.0%
                          Ireland - 5.0%
USD     200,000             BGB Finance
                              6.50%, 09/03/01 . . . . . . . $198,510
                                                          ----------
                          Norway - 5.0%
USD     200,000             Telenor Series E
                              5.75%, 03/26/01 . . . . . . .  197,380
                                                          ----------
Total Corporate Bonds
(Cost $399,829)                                              395,890
                                                          ----------
                          Government Bonds and
                          Notes - 87.7%
                          Austria - 2.7%
EU      100,000             Republic of Austria
                              6.25%, 05/31/06 . . . . . . .  106,230
                                                          ----------
                          Denmark - 3.2%
DKK     900,000             Kingdom of Denmark
                              6.00%, 11/15/09 . . . . . . .  125,267
                                                          ----------
                          Germany - 9.2%
EU       50,000             Deutschland Republic
                              5.625%, 01/04/28 . . . . . . .  48,023
EU      100,000             Deutschland Republic
                              6.00%, 06/20/16 . . . . . . .  105,625
EU      200,000             Deutschland Republic
                              6.25%, 01/04/24 . . . . . . .  209,232
                                                          ----------
                                                             362,880
                                                          ----------
                          Italy - 15.6%
JPY  55,000,000             Government of Italy
                              3.75%, 06/08/05 . . . . . . .  613,699
                                                          ----------
                          Netherlands - 4.2%
EU      150,000             Netherlands Government
                              7.00%, 06/15/05 . . . . . . .  164,487
                                                          ----------

      Principal                Description                   Value
       Amount                                            (See Note 1)
                          New Zealand - 4.1%
NZD     300,000             New Zealand Government
                              8.00%, 11/15/06 . . . . . . . $163,170
                                                          ----------
                          Sweden - 6.6%
SEK   2,000,000             Government of Sweden
                              13.00%, 06/15/01 . . . . . .   262,016
                                                          ----------
                          United Kingdom - 1.8%
GBP      40,000             U.K. Treasury
                              9.75%, 08/27/02 . . . . . . .   69,449
                                                          ----------
                          United States - 40.3%
USD     400,000             U.S. Treasury Bond
                              6.50%, 11/15/26 . . . . . . .  389,875
USD     400,000             U.S. Treasury Note
                              6.125%, 11/15/27 . . . . . .   372,000
USD     200,000             U.S. Treasury Note
                              6.50%, 08/31/01 . . . . . . .  200,813
USD     600,000             U.S. Treasury Note
                              7.50%, 02/15/05 . . . . . . .  625,875
                                                          ----------
                                                           1,588,563
                                                          ----------
Total - Government Bonds and Notes
(Cost $3,651,326)                                          3,455,761
                                                          ----------
                          Preferred Stocks- 2.5%
                          Ireland - 2.5%
GBP       3,500             Bank of Ireland*- . . . . . . . . 99,631
                                                          ----------
Total - Preferred Stocks (Cost $105,355)                      99,631
                                                          ----------
TOTAL INVESTMENTS - 100.2%
(Cost $4,156,510)                                          3,951,282

Other Assets and Liabilities (net) - (0.2)%                     (599)
                                                          ----------
TOTAL NET ASSETS - 100.0%                                 $3,950,683
                                                          ==========

* Non-income producing security

                       Forward Foreign Currency Contracts

                                                            In           Net
         Settle                Contracts to              Exchange    Unrealized
          Date     Currency   Deliver/Receive   Currency    For     Appreciation
       -------------------------------------------------------------------------
Sales    1/26/00      EU          97,314          USD      98,321      $1,679


The principal amounts of each non-U.S. dollar denominated contract is stated in the currency in which the contract is denominated.

DKK - Danish Krone
EU - Euro
GBP - British Pound
JPY - Japanese Yen
NZD - New Zealand Dollar
SEK - Swedish Krone
USD - United States Dollar

Statements of Assets and Liabilities

December 31, 1999

                                                        Emerging                      International
                                                        Markets          Smaller        Smaller       International      Global
                                                        Equity         Companies       Companies         Equity          Income
                                                         Fund             Fund           Fund             Fund            Fund

ASSETS:
Investments, at value (Note 1) -
 (see accompanying Schedule of Investments)  ........ $17,737,675     $72,981,939      $1,143,412     $21,244,694      $3,951,282
Cash ................................................     292,611              --          73,640              --              --
Foreign currency, at value (Note 1)  ................     118,135         107,669          54,296              --          17,983
Receivable from:
Net open forward currency contracts .................          --              --              --              --           1,679
Fund shares sold ....................................       7,144           5,265              --          15,115              --
Dividends and interest ..............................      34,442          34,896           1,063          35,836          92,180
Reimbursement from investment manager (Note 2) ......      32,981              --          13,690           9,640          13,602
Other assets ........................................      12,660          12,653          12,661          24,580          12,660
                                                      -----------     -----------      ----------     -----------      ----------
Total assets ........................................  18,235,648      73,142,422       1,298,762      21,329,865       4,089,386
                                                      -----------     -----------      ----------     -----------      ----------

LIABILITIES:
Overdraft payable ...................................          --          58,998              --          50,289          53,711
Payable for:
Fund shares repurchased .............................      33,231         203,099              --          53,284          24,742
Distributions declared ..............................          --              --              --              --           5,800
Investment manager (Note 2) .........................      14,486          35,185             999          17,246           2,624
Professional fees ...................................      43,900          43,900          43,900          43,900          43,900
Accrued expenses and other liabilities ..............      85,232         126,162          20,185          27,761           7,926
                                                      -----------     -----------      ----------     -----------      ----------
Total liabilities ...................................     176,849         467,344          65,084         192,480         138,703
                                                      -----------     -----------      ----------     -----------      ----------
Net assets .......................................... $18,058,799     $72,675,078      $1,233,678     $21,137,385      $3,950,683
                                                      ===========     ===========      ==========     ===========      ==========
NET ASSETS CONSIST OF:
Paid-in-capital ..................................... $24,845,215     $72,413,404        $851,933     $15,381,480      $8,852,475
Undistributed net investment loss ...................     (32,720)         (1,994)         (1,293)         (7,670)        (28,186)
Accumulated net realized gain (loss) on
 investments and foreign currency transactions ...... (12,939,390)    (26,914,018)         68,160         428,286      (4,666,147)
Net unrealized appreciation (depreciation)
 on investments, forward currency contracts
 and net other assets (net of accrued foreign
 country tax unrealized appreciation)  ..............   6,185,694      27,177,686         314,878       5,335,289        (207,459)
                                                      -----------     -----------      ----------     -----------      ----------
Net assets .......................................... $18,058,799     $72,675,078      $1,233,678     $21,137,385      $3,950,683
                                                      ===========     ===========      ==========     ===========      ==========
Class A Retail Shares:
Net assets .......................................... $18,058,799     $72,675,078         $67,098     $12,717,966      $3,950,683
                                                      ===========     ===========      ==========     ===========      ==========
Shares outstanding ..................................   1,334,071       2,532,708           4,524       1,000,041         554,265
                                                      ===========     ===========      ==========     ===========      ==========
Net Asset Value, offering and redemption
 price per share ....................................      $13.54          $28.69          $14.83          $12.72           $7.13
                                                      ===========     ===========      ==========     ===========      ==========
Institutional Class Shares:
Net assets ..........................................                                  $1,166,580      $8,419,419
                                                                                       ==========      ==========
Shares outstanding ..................................                                      78,543         658,771
                                                                                       ==========      ==========
Net Asset Value, offering and redemption
 price per share ....................................                                      $14.85          $12.78
                                                                                       ==========      ==========



Cost of investments ................................. $11,535,450     $45,813,428        $828,259     $15,908,723      $4,156,510
Cost of foreign currency ............................    $107,340        $107,784         $54,833             $--         $17,958

See accompanying notes to the financial statements.

Statements of Operations
For the year ended December 31, 1999

                                                    Emerging                         International
                                                    Markets          Smaller           Smaller        International        Global
                                                    Equity         Companies          Companies          Equity            Income
                                                     Fund             Fund              Fund              Fund              Fund
Investment income:
Interest* ....................................     $21,669            $3,552            $1,363           $10,864          $315,576
Dividends*  ..................................     294,132           299,064             8,568           341,838                --
                                                ----------       -----------          --------        ----------         ---------
Total investment income ......................     315,801           302,616             9,931           352,702           315,576
                                                ----------       -----------          --------        ----------         ---------
Expenses:
Management fee (Note 2) ......................     153,534           599,979             9,309           188,289            39,760
Custody and administration fees ..............     154,167           336,893            19,643           147,209            35,535
12b-1 fee Class A (Note 3) ...................      53,708           210,018               120            41,467            18,556
Professional fees ............................      80,881            66,072            61,095            70,073            66,072
Transfer agency fee ..........................     120,753           487,350             6,334            51,264            17,710
Registration and filing fees .................      20,967            43,535            14,396            15,745            13,602
Directors' fees and expenses .................      31,534            34,100            34,220            34,100            34,100
Insurance ....................................       6,844             6,844             6,844             6,844             6,844
Other ........................................      26,463            90,689             3,995            12,711             5,664
                                                ----------       -----------          --------        ----------         ---------
Total expenses ...............................     648,851         1,875,480           155,956           567,702           237,843
                                                ----------       -----------          --------        ----------         ---------
Less: Expenses reimbursable and fees waived
 by the Manager (Note 2)  ....................    (345,286)         (388,810)         (140,717)         (143,779)         (110,796)
                                                ----------       -----------          --------        ----------         ---------
Net operating expenses .......................     303,565         1,486,670            15,239           423,923           127,047
                                                ----------       -----------          --------        ----------         ---------
Net investment income (loss) .................      12,236        (1,184,054)           (5,308)          (71,221)          188,529
                                                ----------       -----------          --------        ----------         ---------
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions ......................   1,335,161        17,231,136           146,914         2,229,275            19,672
Foreign currency transactions and forward
 foreign currency contracts ..................    (126,401)          (32,057)          (19,784)            8,198            77,182
                                                ----------       -----------          --------        ----------         ---------
Net realized gain ............................   1,208,760        17,199,079           127,130         2,237,473            96,854
                                                ----------       -----------          --------        ----------         ---------
Net unrealized appreciation (depreciation) on:
Investments ..................................   7,012,635        16,956,926           315,415         2,595,273          (717,791)
Foreign currency translations ................      20,246              (658)             (537)           (1,595)          (15,537)
                                                ----------       -----------          --------        ----------         ---------
Net unrealized appreciation (depreciation)
 during the period ...........................   7,032,881        16,956,268           314,878         2,593,678          (733,328)
                                                ----------       -----------          --------        ----------         ---------
Net realized and unrealized gain (loss) ......   8,241,641        34,155,347           442,008         4,831,151          (636,474)
                                                ----------       -----------          --------        ----------         ---------
Net increase (decrease) in net assets
 resulting from operations ...................  $8,253,877       $32,971,293          $436,700        $4,759,930         $(447,945)
                                                ==========       ===========          ========        ==========         =========

*Net of foreign taxes withheld of ............     $13,618           $22,603            $1,040           $36,334            $1,428
                                                ==========       ===========          ========        ==========         =========

See accompanying notes to the financial statements.

Statements of Changes in Net Assets


                                                                  Emerging Markets Equity Fund          Smaller Companies Fund
                                                                 -----------------------------------------------------------------
                                                                    Year Ended      Year Ended       Year Ended       Year Ended
                                                                    December 31,    December 31,     December 31,     December 31,
                                                                       1999            1998             1999              1998
                                                                 -----------------------------------------------------------------
Increase (decrease) in net assets from:
Operations:
Net investment income (loss) .....................................    $12,236           $7,191      $(1,184,054)     $(1,267,489)
Net realized gain (loss) on investment and
 foreign currency transactions ...................................  1,208,760       (7,679,065)      17,199,079      (22,950,235)
Net change in unrealized appreciation (depreciation)
 on investments, forward currency contracts, foreign
 currency, and other assets ......................................  7,032,881         (914,243)      16,956,268       15,277,839
                                                                  -----------      -----------      -----------      -----------
Net increase (decrease) in net assets resulting from operations ..  8,253,877       (8,586,117)      32,971,293       (8,939,885)
                                                                  -----------      -----------      -----------      -----------
Distributions to shareholders:
From net investment income: ......................................
  Class A Retail Shares ..........................................         --         (337,697)              --               --
From net realized capital gains: .................................
  Class A Retail Shares ..........................................         --               --               --               --
  Institutional Class Shares .....................................         --               --               --               --
Return of capital ................................................         --               --               --               --
                                                                  -----------      -----------      -----------      -----------
Total distributions to shareholders ..............................         --         (337,697)              --               --
                                                                  -----------      -----------      -----------      -----------
Fund share transactions (Note 5):
Class A Retail Shares:
Proceeds from shares sold ........................................  1,150,426        2,989,068        3,160,642       56,126,236
Proceeds from shares issued in connection with
 merger of Latin America Fund (Note 9) ...........................         --        1,238,739               --               --
Proceeds from shares issued in connection with
 merger of Asia Fund (Note 9) ....................................         --          801,620               --               --
Net asset value of shares issued on reinvestment
 of distributions ................................................         --          313,058               --               --
Cost of shares repurchased ....................................... (6,079,257)     (14,583,908)     (24,408,684)    (114,159,592)
                                                                  -----------      -----------      -----------      -----------
Net increase (decrease) in net assets resulting
 from Class A Retail Shares ...................................... (4,928,831)      (9,241,423)     (21,248,042)     (58,033,356)
                                                                  -----------      -----------      -----------      -----------
Institutional Class Shares:
Proceeds from shares sold ........................................         --               --               --               --
Proceeds from shares issued in connection with
 merger of ARK International Equity Portfolio (Note 10) ..........         --               --               --               --
Net asset value of shares issued on reinvestment
 of distributions ................................................         --               --               --               --
Cost of shares repurchased .......................................         --               --               --               --
                                                                  -----------      -----------      -----------      -----------
Net increase in net assets resulting from
 Institutional Class Shares ......................................         --               --               --               --
                                                                  -----------      -----------      -----------      -----------
Net increase (decrease) in net assets resulting
 from fund share transactions .................................... (4,928,831)      (9,241,423)     (21,248,043)     (58,033,356)
                                                                  -----------      -----------      -----------      -----------
Total change in net assets .......................................  3,325,046      (18,165,237)      11,723,251      (66,973,241)
Net Assets:
Beginning of period .............................................. 14,733,753       32,898,990       60,951,827      127,925,068
                                                                  -----------      -----------      -----------      -----------
End of Period* ...................................................$18,058,799      $14,733,753      $72,675,078      $60,951,827
                                                                  ===========      ===========      ===========      ===========



*Including undistributed net investment loss of ..................   $(32,720)        $(42,101)         $(1,994)        $(28,208)

(a) Commencement of Operations was December 31, 1998.



See accompanying notes to the financial statements.


                                               International Smaller
                                                  Companies Fund          International Equity Fund        Global Income Fund
                                            ----------------------------------------------------------------------------------------
                                             Year Ended    Period Ended   Year Ended     Year Ended     Year Ended     Year Ended
                                             December 31,   December 31,  December 31,   December 31,   December 31,   December 31,
                                                1999         1998(a)        1999            1998            1999          1998
                                            ----------------------------------------------------------------------------------------
Increase (decrease) in net assets from:
Operations:
Net investment income (loss) ..............    $(5,308)         $--       $(71,221)       $(92,294)       $188,529      $359,699
Net realized gain (loss) on
 investment and foreign currency
 transactions .............................    127,130           --      2,237,473       2,926,017          96,854      (489,249)
Net change in unrealized appreciation
 (depreciation) on investments, forward
 currency contracts, foreign
 currency, and other assets ...............    314,878           --      2,593,678         112,226        (733,328)      724,064
                                            ----------     --------    -----------     -----------      ----------    ----------

Net increase (decrease) in net
 assets resulting from operations .........    436,700           --      4,759,930       2,945,949        (447,945)      594,514
                                            ----------     --------    -----------     -----------      ----------    ----------

Distributions to shareholders:
From net investment income:
  Class A Retail Shares ...................         --           --             --              --        (143,931)      (78,701)
From net realized capital gains: ..........     (2,996)          --     (1,385,617)     (1,795,430)             --            --
  Class A Retail Shares ...................    (51,959)          --       (898,400)       (792,286)             --            --
  Institutional Class Shares ..............         --           --             --              --         (65,494)     (276,101)
                                            ----------     --------    -----------     -----------      ----------    ----------
Return of capital .........................    (54,955)          --     (2,284,017)     (2,587,716)       (209,425)     (354,802)
                                            ----------     --------    -----------     -----------      ----------    ----------

Total distributions to shareholders .......     92,586           --        814,529       1,654,711          65,959       130,822

Fund share transactions (Note 5):
Class A Retail Shares:
Proceeds from shares sold .................         --           --             --              --              --            --
Proceeds from shares issued in
 connection with merger of Latin
 America Fund (Note 9) ....................         --           --             --              --              --            --
Proceeds from shares issued in
 connection with merger of
 Asia Fund (Note 9) .......................      2,928           --      1,306,935       1,696,393         132,954       212,673
Net asset value of shares
 issued on reinvestment of
 distributions ............................    (45,523)          --     (3,133,358)     (5,574,274)     (2,659,154)   (3,791,557)
                                            ----------     --------    -----------     -----------      ----------    ----------
Cost of shares repurchased ................     49,991           --     (1,011,894)     (2,223,170)     (2,460,241)   (3,448,062)
                                            ----------     --------    -----------     -----------      ----------    ----------

Net increase (decrease) in
 net assets resulting
 from Class A Retail Shares ...............         --      749,983          2,175           1,775              --            --

Institutional Class Shares:
Proceeds from shares sold
Proceeds from shares issued in
 connection with merger of
 ARK International Equity
 Portfolio (Note 10) ......................         --           --             --       6,072,870              --            --
Net asset value of shares
 issued on reinvestment
 of distributions .........................     51,959           --        897,524         790,393              --            --
Cost of shares repurchased ................         --           --       (126,930)        (51,851)             --            --
                                            ----------     --------    -----------     -----------      ----------    ----------
Net increase in net assets
 resulting from Institutional
 Class Shares .............................     51,959      749,983        772,769       6,813,187              --            --
                                            ----------     --------    -----------     -----------      ----------    ----------
Net increase (decrease) in net
 assets resulting from
 fund share transactions ..................    101,950      749,983       (239,125)      4,590,017      (2,460,241)   (3,448,062)
                                            ----------     --------    -----------     -----------      ----------    ----------
Total change in net assets ................    483,695      749,983      2,236,788       4,948,250      (3,117,611)   (3,208,350)
Net Assets:
Beginning of period .......................    749,983           --     18,900,597      13,952,347       7,068,294    10,276,644
                                            ----------     --------    -----------     -----------      ----------    ----------
End of Period* ............................ $1,233,678     $749,983    $21,137,385     $18,900,597      $3,950,683    $7,068,294
                                            ==========     ========    ===========     ===========      ==========    ==========




*Including undistributed net
 investment loss of .......................    $(1,293)         $--        $(7,670)            $--        $(93,680)    $(149,966)

See accompanying notes to the financial statements.

Financial Highlights

For a Share Outstanding Throughout Each Period:

                                                                      Emerging Markets Equity Fund
                                             --------------------------------------------------------------------------------
                                                                       Class A Retail Shares
                                             --------------------------------------------------------------------------------
                                              Year Ended      Year Ended      Year Ended      Year Ended         Year Ended
                                              December 31,    December 31,    December 31,    December 31,      December 31,
                                                  1999           1998            1997            1996               1995
                                             --------------------------------------------------------------------------------
Net asset value, beginning of period              $7.96         $12.24          $13.66          $12.24            $13.29
                                                -------        -------         -------         -------           -------
Income from investment operations:
Net investment income (loss)+                     --              0.02           (0.11)          (0.13)            (0.06)
Net realized and unrealized gain
 (loss) on investments                             5.58          (4.15)          (1.31)           1.61             (0.98)
                                                -------        -------         -------         -------           -------
Total from investment operations                   5.58          (4.13)          (1.42)           1.48             (1.04)
                                                -------        -------         -------         -------           -------
Less distributions to shareholders:
From net investment income                        --             (0.15)          --              --                --
In excess of net investment income                --             --              --              (0.06)            --
From net realized gain                            --             --              --              --                (0.01)
In excess of net realized capital gain            --             --              --              --                --
                                                -------        -------         -------         -------           -------
Total distributions                               --             (0.15)          --              (0.06)            (0.01)
                                                -------        -------         -------         -------           -------
Net asset value, end of period                   $13.54          $7.96          $12.24          $13.66            $12.24
                                                =======        =======         =======         =======           =======
Total Return                                      70.10%        (34.18)%        (10.40)%         12.08%            (7.84)%
Ratios/Supplemental Data:
Net Assets, end of period (000's)               $18,059        $14,734         $32,899         $56,814           $75,887
Net operating expenses to average
 daily net assets (Note A)                         1.85%          2.50%           2.50%           2.38%             2.50%
Net investment income (loss) to
 average daily net assets                          0.08%          0.03%          (0.54)%         (0.62)            (0.49)
Portfolio turnover rate                              63%           121%            120%            122%              115%

_________________________
Note A:  For the years presented, AIB Govett, Inc., investment manager (or its predecessors or affiliates thereof), waived a portion of its management fee and reimbursed a portion of the other operating expenses of the
         Funds. Without the waiver and reimbursement of expenses, the expense ratios as a percentage of average net assets for the periods indicated
         would have been:

         Expenses                                  4.31%          4.09%           2.91%           2.62%             2.78%

(a) Commencement of Operations was May 25, 1999.
(b) Commencement of Operations was December 31, 1998.
* Annualized
** Not Annualized
+ Per share net investment income (loss) does not reflect the current period's reclassification of permanent differences between book and tax basis net investment income (loss). See Note 1.

                                                               Smaller Companies Fund                        International Smaller
                                                                                                               Companies Fund
                                        --------------------------------------------------------------------------------------------
                                                                Class A Retail Shares                       Class A    Institutional
                                                                                                          Retail Shares Class Shares
                                        --------------------------------------------------------------------------------------------
                                         Year Ended    Year Ended   Year Ended  Year Ended    Year Ended  Period Ended   Year Ended
                                         December 31, December 31, December 31, December 31,  December 31, December 31, December 31,
                                             1999         1998         1997         1996        1995         1999(a)       1999(b)
Net asset value, beginning of period        $16.85       $19.09       $21.83       $29.96       $19.06       $10.90       $10.00
                                           -------      -------     --------     --------     --------       ------       ------

Income from investment operations:
Net investment income (loss)+                (0.47)       (0.35)       (0.43)       (0.44)       (0.30)       (0.09)       (0.07)
Net realized and unrealized gain
 (loss) on investments                       12.31        (1.89)       (2.31)       (2.84)       13.32         4.71         5.61
                                           -------      -------     --------     --------     --------       ------       ------

Total from investment operations             11.84        (2.24)       (2.74)       (3.28)       13.02         4.62         5.54
                                           -------      -------     --------     --------     --------       ------       ------

Less distributions to shareholders:
From net investment income                   --           --           --           --           --           --           --
In excess of net investment income           --           --           --           --           --           --           --
From net realized gain                       --           --           --           (4.85)       (2.12)       (0.69)       (0.69)
In excess of net realized capital gain       --           --           --           --           --           --           --
                                           -------      -------     --------     --------     --------       ------       ------

Total distributions                          --           --           --           (4.85)       (2.12)       (0.69)       (0.69)
                                           -------      -------     --------     --------     --------       ------       ------

Net asset value, end of period              $28.69       $16.85       $19.09       $21.83       $29.96       $14.83       $14.85
                                           =======      =======     ========     ========     ========       ======       ======

Total Return                                 70.27%      (11.73)%     (12.55)%     (10.62)%      69.13%       42.49%**     55.51%

Ratios/Supplemental Data:
Net Assets, end of period (000's)          $72,675      $60,952     $127,925     $259,735     $517,990          $67       $1,167
Net operating expenses to average
 daily net assets (Note A)                    2.35%        1.95%        1.95%        1.81%        1.95%        1.85%*       1.50%
Net investment income (loss) to
 average daily net assets                    (1.97)%      (1.51)%      (1.64)%      (1.40)%      (1.64)%      (1.22)%*     (0.55)%
Portfolio turnover rate                         76%         104%          77%         406%         280%          87%          87%

           Expenses                           3.16%        2.91%        2.59%        2.08%        2.12%       15.47%*      16.91%

See accompanying notes to the financial statements.

For a Share Outstanding Throughout Each Period:

                                                                                 International Equity Fund
                                        --------------------------------------------------------------------------------------------
                                                                 Class A Retail Shares                    Institutional Class Shares
                                        --------------------------------------------------------------------------------------------
                                         Year Ended   Year Ended    Year Ended    Year Ended   Year Ended   Year Ended  Period Ended
                                         December 31, December 31,  December 31,  December 31, December 31, December 31, December 31
                                             1999        1998           1997        1996         1995          1999        1998 (a)
                                        --------------------------------------------------------------------------------------------
Net asset value, beginning of period         $11.17       $10.90       $11.19       $11.27       $10.16       $11.19      $12.85
                                            -------      -------      -------      -------      -------       ------      ------
Income from investment operations:
Net investment income (loss)+                 (0.06)       (0.08)       (0.24)       (0.11)       (0.08)       (0.02)      (0.02)
Net realized and unrealized gain (loss)
 on investments                                3.11         2.15         0.18         1.45         1.20         3.11       (0.13)
                                            -------      -------      -------      -------      -------       ------      ------
     Total from investment operations          3.05         2.07        (0.06)        1.34         1.12         3.09       (0.15)
                                            -------      -------      -------      -------      -------       ------      ------
Less distributions to shareholders:
From net investment income                       --           --           --        (0.11)          --           --          --
In excess of net investment income               --           --           --        (0.09)          --           --          --
From net realized gain                        (1.50)       (1.80)       (0.23)       (1.22)       (0.01)       (1.50)      (1.51)
                                            -------      -------      -------      -------      -------       ------      ------
Return of capital                                --           --           --           --           --           --          --
     Total distributions                      (1.50)       (1.80)       (0.23)       (1.42)       (0.01)       (1.50)      (1.51)
                                            -------      -------      -------      -------      -------       ------      ------
Net asset value, end of period               $12.72       $11.17       $10.90       $11.19       $11.27       $12.78      $11.19
                                            =======      =======      =======      =======      =======       ======      ======
Total Return                                  27.95%       19.12%       (0.71)%      12.13%       11.01%       28.25%      (1.15)%**
Ratios/Supplemental Data:
Net Assets, end of period (000's)           $12,718      $12,223      $13,952      $25,822      $28,546       $8,419      $6,678
Net operating expenses to average daily
 net assets (Note A)                           2.35%        2.45%        2.50%        2.39%        2.50%        2.00%       1.75%*
Net investment income (loss) to average
 daily net asses                              (0.52)%      (0.62)%      (1.01)%      (1.06)%      (0.64)%      (0.17)%     (0.47)%*
Portfolio turnover rate                          41%         109%          51%          84%         101%          41%        109%

Note A: For the years presented, AIB Govett, Inc., investment manager (or its predecessors or affiliates thereof), waived a portion of its management fee and reimbursed a portion of the other operating expenses of the Funds. Without the waiver and reimbursement of expenses, the expense ratios as a percentage of average net assets for the periods indicated would have been:

     Expenses                                3.34%      3.30%      3.12%      3.09%      2.75%      2.98%      2.90%*

(a) Commencement of Operations was July 24, 1998.
* Annualized
** Not Annualized
+ Per share net investment income (loss) does not reflect the current period's reclassification of permanent differences between book and tax basis net investment income (loss). See Note 1.

See accompanying notes to the financial statements.

                                                                           Global Income Fund
                                             -------------------------------------------------------------------------------
                                                                          Class A Retail Shares
                                             -------------------------------------------------------------------------------
                                              Year Ended      Year Ended       Year Ended       Year Ended      Year Ended
                                              December 31,    December 31,     December 31,     December 31,    December 31
                                                 1999            1998             1997             1996            1995
                                             -------------------------------------------------------------------------------
Net asset value, beginning of period            $8.07           $7.82            $8.32            $8.97           $8.48
                                               ------          ------          -------          -------         -------

Income from investment operations:
Net investment income (loss)+                    0.16            0.32             0.26             0.57            0.63
Net realized and unrealized gain (loss)
 on investments                                 (0.80)           0.27            (0.30)           (0.54)           0.53
                                               ------          ------          -------          -------         -------

     Total from investment operations           (0.64)           0.59            (0.04)            0.03            1.16
                                               ------          ------          -------          -------         -------

Less distributions to shareholders:
From net investment income                      (0.21)          (0.06)           (0.12)           (0.66)          (0.63)
In excess of net investment income                 --              --               --            (0.02)          (0.04)
From net realized gain                             --              --               --               --              --

Return of capital                               (0.09)          (0.28)           (0.34)              --              --
                                               ------          ------          -------          -------         -------
     Total distributions                        (0.30)          (0.34)           (0.46)           (0.68)          (0.67)
                                               ------          ------          -------          -------         -------

Net asset value, end of period                  $7.13           $8.07            $7.82            $8.32           $8.97
                                               ======          ======          =======          =======         =======

Total Return                                    (8.06)%          7.65%           (0.35)%           0.34%          14.11%
Ratios/Supplemental Data:
Net Assets, end of period (000's)              $3,951          $7,068          $10,277          $20,354         $41,181
Net operating expenses to average daily
 net assets (Note A)                             2.35%           1.75%            1.75%            1.64%           1.75%
Net investment income (loss) to average
 daily net assets                                3.56%           4.37%            4.23%            7.17%           7.45%
Portfolio turnover rate                            33%             23%              76%             236%            249%


     Expenses                                    4.51%           3.54%            2.82%            2.38%           1.93%

See accompanying notes to the financial statements.

Notes to Financial Statements
Note 1-Significant Accounting Policies

The Govett Funds, Inc. (the "Company") consists of seven series (individually a "Fund" and collectively the "Funds") which are registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). Five series are currently being offered to the public, as diversified open-end investment companies, except Govett Global Income Fund, which is a non-diversified investment company.

Each Fund has authorized the issuance of Retail Shares (Class A and Class B) and Institutional Class shares. Presently, none of the Funds offer Class B shares and only the International Equity Fund and International Smaller Companies Fund have Institutional Class shares outstanding. Each class of shares has equal rights as to assets and voting privileges. Class A and Class B have exclusive voting rights for their respective distribution plan. Each class of shares differs in its respective service, distribution and transfer agent expenses.

Each Fund, except Govett Global Income Fund, seeks long-term capital appreciation by investing in certain geographical regions or companies. Govett Global Income Fund seeks primarily a high level of current income, consistent with preservation of capital.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Portfolio Valuation-Portfolio securities listed or traded on domestic or foreign securities exchanges are valued at the last quoted sales price. Securities listed or traded on the over-the-counter market are valued at the mean between the latest available current bid and asked prices. Bonds and short-term debt securities with remaining maturities in excess of 60 days are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, they are based on prices for securities of comparable maturity, quality and type. Prices are obtained from pricing services as authorized by the Company's Board of Directors. Short-term debt securities which mature in 60 days or less are valued at amortized cost. Foreign securities quoted in foreign currency are translated into U.S. dollars at the foreign currency rates applicable on that day or at such other rates as AIB Govett, Inc. ("AIB Govett" or the "Manager") and AIB Govett Asset Management Limited ("AIB Govett London" or the "Subadviser") may determine to be appropriate in computing net asset value. Securities for which there are no representative quotations or valuations are valued at fair value as determined in good faith by the Board of Directors.

Repurchase Agreements-Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. The Manager and Subadviser, acting under the supervision of the Board of Directors, review the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

Foreign Currency Translation-Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the foreign currency exchange rates applicable on that day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment transactions.

Forward Foreign Currency Exchange Contracts-The Funds may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the value of some or all of a Fund's portfolio securities. Forward foreign currency contracts are marked-to-market daily using the forward foreign currency exchange rates applicable on that day or at such other rates as the Subadviser may determine to be appropriate.

Taxes - No provision has been made for income tax because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

At December 31, 1999, the following Funds had capital loss carryforwards for Federal tax purposes available to offset future net capital gains through the indicated expiration dates:

                                    Emerging         Smaller
Expiration Date December 31,      Markets Equity    Companies     Global Income
2002 . . . . . . . . . . . . . .        $ --             $ --      $2,025,272
2003 . . . . . . . . . . . . . .   2,043,258               --         170,438
2004 . . . . . . . . . . . . . .          --               --       1,412,148
2005 . . . . . . . . . . . . . .     755,041               --         745,011
2006 . . . . . . . . . . . . . .  10,135,022       26,909,229              --
2007 . . . . . . . . . . . . . .          --               --         303,287
                                 -----------      -----------      ----------
Total . .  . . . . . . . . . . . $12,933,321      $26,909,229      $4,656,156
                                 ===========      ===========      ==========

Utilization of the capital loss carryforward of the Emerging Markets Equity Fund may be limited because a portion of each capital loss is from a merger with another fund.

For the year  ended  December  31,  1999,  the Funds  expect to pass  through to shareholders  foreign  tax credits of  approximately  $36,334 and $1,040 for the
International  Equity  Fund  and  the  International   Smaller  Companies  Fund,
respectively. In addition, for the year ended December 31, 1999, gross income derived from sources within foreign countries amounted to $379,161 and $9,778 for the International Equity Fund and International Smaller Companies Fund, respectively.

Net capital and net currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the period from November 1, 1999 through December 31, 1999, the following Funds incurred and elected to defer until January 1, 2000 for U.S. Federal income tax purposes net capital and net currency losses as stated below:

                                             Net Currency  Net Capital
                                                Losses       Losses

Emerging Markets Equity .....................  $ 32,885     $    --
                                               ========     =======
Smaller Companies ...........................  $ 1,993      $    --
                                               ========     =======
International Smaller Companies .............  $ 1,292      $    --
                                               ========     =======
International Equity ........................  $ 7,671      $    --
                                               ========     =======
Global Income ...............................  $ 12,601     $ 9,991
                                               ========     =======

Distributions to Shareholders-All of the Funds except Govett Global Income Fund intend to declare and pay distributions from net investment income and net realized gains, if any, annually. The Global Income Fund seeks to declare dividends daily and to pay dividends monthly from net investment income, if any, and to declare and pay distributions from net realized gains, if any, annually.

Security Transactions and Related Investment Income-Security transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. The cost of securities sold is determined on the identified cost basis. Original issue discount and premium on debt securities is amortized using the yield to maturity method. Market discount on debt securities is amortized on a straight-line basis.

Expenses-Fund expenses not directly attributable to the operations of specific class of shares are allocated pro rata to each class on the basis of the relative net assets of the respective classes. Expenses which are not readily attributable to a specific Fund are allocated in such manner as deemed equitable by the Company's Board of Directors, taking into consideration, among other things, the nature and type of expense.

Note 2-Management Fees and Affiliated Service Providers
The Manager and Subadviser, pursuant to the terms of their respective investment management contracts, provide all investment management services to the Funds. As compensation for these services, the Manager earns a monthly fee computed at an annual rate of 1.00% (0.75% for the Global Income Fund) of the value of the average daily net assets of each Fund. The Manager agreed to waive a portion of its management fee and to reimburse a portion of the other operating expenses to the extent that the Funds' annual ordinary operating expenses exceed 2.35% for Class A shares and 2.00% for Institutional Class shares for Smaller Companies Fund, International Equity Fund and Global Income Fund and 1.85% for Class A shares and 1.50% for Institutional Class Shares for the Emerging Markets Equity Fund and International Smaller Companies Fund.

Note 3-Distribution Agreement/12b-1 Plan The Funds have adopted a Distribution and Service Plan for their Class A shares pursuant to Rule 12b-1 of the 1940 Act. The Funds pay a distribution fee, computed daily and paid quarterly, equal to an annual rate not to exceed 0.35% of the value of each Fund's average daily net assets, attributable to Class A shares, for providing ongoing distribution services and facilities to the Fund's Class A shares.

Note 4-Purchases and Sales of Securities Costs of purchases and proceeds from sales of securities, excluding short-term obligations, for the year ended December 31, 1999, were as follows. Only the Global Income Fund had long-term U.S. Government securities transactions.

                                              Purchases             Sales
                                             -----------         -----------
Emerging Markets Equity .................... $ 9,585,687         $14,404,004
                                             ===========         ===========
Smaller Companies .......................... $46,705,600         $70,228,782
                                             ===========         ===========
International Smaller Companies ............ $ 1,430,011         $   748,662
                                             ===========         ===========
International Equity ....................... $ 7,785,835         $ 9,877,667
                                             ===========         ===========
Global Income:
U.S Government securities .................. $      --           $   829,280
Other Investments ..........................   1,696,425           2,843,007
                                             -----------         -----------
                                             $ 1,696,425         $ 3,672,287
                                             ===========         ===========

Note 5-Fund Share Transactions
The Company's Articles of Incorporation permit the Company's Board of Directors to establish an unlimited number of series (or Funds), each of which may issue one or more separate classes of shares. The Company can issue up to a total of three billion shares and has authorized 250 million shares for each Fund. Transactions in fund shares for the periods indicated below are as follows:

                                   Smaller Companies Fund          Global Income Fund
                                 ---------------------------------------------------------
                                  Year Ended     Year Ended     Year Ended     Year Ended
                                   12/31/99       12/31/98       12/31/99       12/31/98
                                 ---------------------------------------------------------
Shares sold .................       156,616      2,955,025          6,907         16,469
Shares issued on reinvestment
 of distributions ...........            --             --         19,253         26,888
Shares repurchased ..........    (1,241,105)    (6,038,915)      (348,297)      (481,587)
                                 ----------     ----------       --------       --------
Net increase (decrease) .....    (1,084,489)    (3,083,890)      (322,137)      (438,230)
                                 ==========     ==========       ========       ========

                                International Smaller Companies Fund
                              ---------------------------------------
                                                        Institutional
                               Class A Retail Shares    Class Shares
                              ---------------------------------------
                               Period Ended Year Ended Period Ended
                                 12/31/99    12/31/99   12/31/98
                              ---------------------------------------
Shares sold .................      7,642          --     74,998
Shares issued on reinvestment
  of distributions ..........        200       3,545         --
Shares repurchased ..........     (3,318)         --         --
                                   -----       -----     ------
Net increase (decrease) .....      4,524       3,545     74,998
                                   =====       =====     ======

                                                        Emerging Markets Equity Fund
                                                      --------------------------------
                                                       Year Ended          Year Ended
                                                        12/31/99            12/31/98
                                                      --------------------------------
Shares sold ..................................           109,581            263,337
Shares issued in connection with merger of
     Asia Fund ...............................                --            105,054
Shares issued in connection with merger of
     Latin America Fund ......................                --            186,487
Shares issued on reinvestment of distributions                --             25,065
Shares repurchased ...........................          (627,098)        (1,416,740)
                                                        --------         ----------
Net increase (decrease) ......................          (517,517)          (836,797)
                                                        ========         ==========

                                               International Equity Fund
                              ------------------------------------------------------------------
                                                                         Institutional
                                    Class A Retail Shares                Class Shares
                              ------------------------------------------------------------------
                                Year Ended       Year Ended       Year Ended     Period Ended
                                 12/31/99         12/31/98         12/31/99         12/31/98
                              ------------------------------------------------------------------
Shares sold ............          68,159          135,936              182            1,224
Shares issued in
  connection with merger
  of ARK International
  Equity Fund ..........              --               --               --          529,774
Shares issued on
  reinvestment
  of distributions .....         105,584          149,566           72,178           70,892
Shares repurchased .....        (268,017)        (471,046)         (10,425)          (5,054)
                                --------         --------          -------         --------
Net increase (decrease)          (94,274)        (185,544)          61,935          596,836
                                ========         ========          =======         ========

At December 31, 1999, 3 shareholders held a total of 68% of the outstanding Class A retail shares of the International Smaller Companies Fund (with each shareholder holding more than 10% of outstanding shares) and 1 shareholder held 100% of the Institutional Class shares of the same fund.

Note 6-Federal Income Tax Cost
At  December  31,  1999,  the  cost  and  gross   unrealized   appreciation  and
depreciation in value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

                                    Emerging          Smaller
                                 Markets Equity      Companies
                                     Fund              Fund
Aggregate cost .................. $11,541,366       $45,818,217
                                  ===========       ===========
Gross unrealized appreciation....   6,544,202        29,525,270
Gross unrealized depreciation....    (347,893)       (2,361,548)
                                  -----------       -----------
Net unrealized appreciation .....  $6,196,309       $27,163,722
                                  ===========       ===========


                               International Smaller         International
                                     Companies                  Equity
                                       Fund                      Fund
                                     --------                -----------
Aggregate cost ....................  $828,259                $15,908,723
                                     ========                ===========
Gross unrealized appreciation......   369,892                  6,286,415
Gross unrealized depreciation......   (54,739)                  (950,444)
                                     --------                -----------
Net unrealized appreciation .......  $315,153                 $5,335,971
                                     ========                ===========

                                                         Global
                                                         Income
                                                          Fund
                                                       ----------
Aggregate cost. . . . . . . . . . . . . . . . . .      $4,156,510
                                                       ==========
Gross unrealized appreciation . . . . . . . . . .          40,986
Gross unrealized depreciation . . . . . . . . . .        (246,214)
                                                       ----------
Net unrealized depreciation . . . . . . . . . . .      $ (205,228)
                                                       ==========

Note 7-Financial Instruments
The Funds regularly trade financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to market risk, such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts (see Schedule of Investments).

The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Note 8-Portfolio Investment Risks
Each Fund primarily purchases securities of foreign issuers other than Smaller Companies Fund, which may purchase such securities. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. These risks and considerations may involve adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities and most foreign securities are subject to the risk of currency rate fluctuations.

Note 9-Merger of Asia and Latin America Funds
On December 18, 1998, Emerging Markets Equity Fund acquired all the net assets of the Asia and Latin America Funds. The merger was accomplished by a tax-free exchange of 291,541 shares of Emerging Markets Equity Fund (valued at $2,235,733) for 182,159 shares of Asia Fund and 271,709 of Latin America Fund outstanding on December 18, 1998. Asia and Latin America Funds' net assets at that date ($805,627 and $1,430,106, respectively), including $4,007 and $191,367 of unrealized depreciation, respectively, were combined with those of Emerging Markets Equity Fund. The aggregate net assets of Emerging Markets Equity Fund, Asia Fund and Latin America Fund immediately before the merger were $12,325,440, $805,627 and $1,430,106, respectively.

Note 10-Merger of ARK International Equity Fund
On July 24, 1998, International Equity Fund acquired all the net assets of the ARK International Equity Portfolio. The merger was accomplished by a tax-free exchange of 529,774 shares of International Equity Fund (valued at $6,808,077) for 592,388 shares of ARK International Equity Portfolio outstanding on July 24, 1998. ARK International Equity Portfolio's net assets at that date $6,808,077, including $735,207 of unrealized depreciation, were combined with those of International Equity Fund. The aggregate net assets of International Equity Fund and ARK International Equity Portfolio immediately before the merger were $13,456,570 and $6,808,077, respectively.

--------------------------------------------------------------------------------
Federal Income Tax Information (unaudited):

Govett International Equity Fund hereby designates $1,609,992, at the 20% tax bracket, as a long-term capital gain dividend for the purpose of the dividend paid deduction on the Fund's Federal income tax return.

For the year ended December 31, 1999, Govett Global Income Fund earned 59.97% of it's income from direct U.S. treasury obligations.

Report of Independent Accountants
To the Board of Directors and Shareholders of The Govett Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Govett International Equity Fund, Govett Emerging Markets Equity Fund, Govett Smaller Companies Fund, Govett International Smaller Companies Fund, and Govett Global Income Fund (constituting The Govett Funds, Inc., hereafter referred to as the "Funds") at December 31, 1999, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards gen-erally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and eval-uating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and broker, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                             PricewaterhouseCoopers LLP
February 11, 2000.

The Govett Funds, Inc.

Board of Directors

Patrick K. Cunneen, Chairman
Elliott L. Atamian
Sir Victor Garland
James M. Oates
Frank R. Terzolo









Govett Funds
P.O. Box 61503
King of Prussia, PA 19406-0903